UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act File Number:  811-8066

                  INVESCO Combination Stock & Bond Funds, Inc.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                4350 South Monaco Street, Denver, Colorado 80237
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip code)

      Glen A. Payne, Esq., 4350 South Monaco Street, Denver, Colorado 80237
      ---------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 720-624-6300

Date of fiscal year end: August 31, 2003

Date of reporting period: August 31, 2003

ITEM 1. REPORT TO SHAREHOLDERS

AUGUST 31, 2003

ANNUAL REPORT
--------------------------------------------------------------------------------
INVESCO COMBINATION STOCK
& BOND FUNDS, INC.

EFFECTIVE OCTOBER 1, 2003, INVESCO COMBINATION STOCK & BOND FUNDS, INC. WILL CHANGE ITS NAME TO AIM COMBINATION STOCK & BOND FUNDS, INC.

CORE EQUITY FUND
TOTAL RETURN FUND

"RESPONDING TO THE MARKED IMPROVEMENT IN SENTIMENT, STOCKS MANAGED A HEALTHY GAIN FOR THE FISCAL YEAR."
SEE PAGE 6

[INVESCO ICON]  INVESCO (R)

[PHOTOGRAPH OF RAY CUNNINGHAM OMITTED]

NEW DISTRIBUTOR FOR INVESCO FUNDS

FELLOW SHAREHOLDER:

In recent months, we at INVESCO have taken some key steps in our ongoing effort to provide you with high-quality investment products and services. As you may have already heard, we've decided to work more closely with our affiliates at AIM Investments,(SM)* a well-respected leader in the asset management industry. As a result, A I M Distributors, Inc. became the distributor of INVESCO's U.S. retail funds effective July 1, 2003. This move has allowed us to create a single distribution system for both our companies that is supported by more than 200,000 financial consultants.

In addition, the combination stock and bond funds discussed in this annual report underwent some portfolio management adjustments on July 1. While the investment objectives for INVESCO Core Equity Fund and Total Return Fund remain the same, both funds have added veteran managers to their teams -- you can read more about the new managers in the fund reports.

Finally, the INVESCO Web site is now integrated into aiminvestments.com, which has been rated the top financial Web site for 10 consecutive quarters by the DALBAR financial professional MutualFund WebMonitor report.** You can access important information about your INVESCO bond funds, including share prices, investment objectives, and portfolio manager biographies, at AIM's Web site.

Thank you for your continued support. If you have questions about any of these changes, please don't hesitate to call us at 1-800-959-4246.

Sincerely,

/s/Ray Cunningham

Ray Cunningham
President and CEO, INVESCO Funds Group, Inc.

* AIM INVESTMENTS IS A SERVICE MARK OF A I M MANAGEMENT GROUP INC., AND IS THE SUBJECT OF A PENDING APPLICATION FOR TRADEMARK REGISTRATION. A I M ADVISORS, INC., A I M CAPITAL MANAGEMENT, INC., A I M PRIVATE ASSET MANAGEMENT, INC., AND A I M ALTERNATIVE ASSET MANAGEMENT COMPANY, INC., ARE THE INVESTMENT ADVISORS FOR THE PRODUCTS AND SERVICES REPRESENTED BY AIM INVESTMENTS. A I M DISTRIBUTORS, INC., IS THE DISTRIBUTOR FOR THE RETAIL MUTUAL FUNDS AND FUND MANAGEMENT COMPANY IS THE DISTRIBUTOR FOR THE INSTITUTIONAL MONEY MARKET FUNDS REPRESENTED BY AIM INVESTMENTS.

** DALBAR, INC., IS AN INDEPENDENT ORGANIZATION THAT PROVIDES BENCHMARKS AND RATINGS FOR FINANCIAL SERVICES COMPANIES. THE DALBAR WEBMONITOR AWARD IS BASED ON FOUR EVALUATION CRITERIA: SITE FUNCTIONS, USABILITY, CURRENCY AND RELEVANCE OF CONTENT, AND CONSISTENCY OF WEB SITE IMAGE AND CONTENT.

"...ON THE EQUITIES SIDE, STRONG AND TIMELY STOCK SELECTION WITHIN THE RALLYING TECHNOLOGY AND FINANCIAL SERVICES SECTORS PROVED BENEFICIAL."
--PAGE 3

TABLE OF CONTENTS

LETTER FROM THE PRESIDENT & CEO.....................1
FUND REPORTS........................................3
INVESTMENT HOLDINGS.................................9
FINANCIAL STATEMENTS...............................17
NOTES TO FINANCIAL STATEMENTS......................23
FINANCIAL HIGHLIGHTS...............................30
OTHER INFORMATION..................................39

                                            INVESCO COMBINATION STOCK & BOND FUNDS, INC.
                                                            TOTAL RETURN
                                                       PERIODS ENDED 8/31/03*

                                                                                                          10 years+     Manager's
                                                          Cumulative                                      or Since       Report
Fund (Inception)                                           6 months           1 year        5 years+     Inception^      Page #
------------------------------------------------------------------------------------------------------------------------------------
CORE EQUITY FUND - CLASS A(4/02) WITH SALES CHARGE           13.73%            5.17%            N/A      (10.71%)^+         3
------------------------------------------------------------------------------------------------------------------------------------
CORE EQUITY FUND - CLASS B(4/04) WITH CDSC                   14.43%            4.89%            N/A      (10.67%)^+         3
------------------------------------------------------------------------------------------------------------------------------------
CORE EQUITY FUND - CLASS C(2/00) WITH CDSC                   18.50%            9.05%            N/A       (4.09%)^+         3
------------------------------------------------------------------------------------------------------------------------------------
CORE EQUITY FUND - CLASS K(12/00)                            19.58%            9.92%            N/A       (8.27%)^+         3
------------------------------------------------------------------------------------------------------------------------------------
CORE EQUITY FUND - INVESTOR CLASS(2/60)                      20.19%           11.22%           2.61%       7.53%            3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FUND-CLASS A(4/02) WITH SALES CHARGE             6.70%            1.47%            N/A       (7.79%)^+         6
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FUND - CLASS B(4/02) WITH CDSC                   7.55%            1.71%            N/A       (7.17%)^+         6
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FUND - CLASS C(2/00) WITH CDSC                  11.54%            5.66%            N/A       (2.09%)^+         6
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FUND - INVESTOR CLASS (9/87)                    12.95%            7.52%           0.72%       7.02%            6
------------------------------------------------------------------------------------------------------------------------------------

* PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE FUNDS' CLASS A PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE OF 5.50%. THE FUNDS' CLASS B AND CLASS C PERFORMANCE REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIODS SHOWN. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC OF CLASS C SHARES IS 1% FOR THE FIRST 13 MONTHS AFTER PURCHASE. EFFECTIVE AUGUST 18, 2003, THE CDSC ON CLASS C SHARES IS 1% FOR THE FIST 12 MONTHS AFTER PURCHASE. THE PERFORMANCE OF THE FUND'S INVESTOR CLASS, INSTITUTIONAL CLASS, CLASS A, CLASS B, CLASS C, AND CLASS K SHARES WILL DIFFER DUE TO THE DIFFERENT SALES CHARGE STRUCTURES AND EXPENSES. INVESTOR CLASS SHARES ARE CLOSED TO NEW INVESTORS AS OF APRIL 1, 2002.

+ AVERAGE ANNUALIZED

^ FOR FUNDS OR SHARE CLASSES INTRODUCED MORE RECENTLY

PERFORMANCE INFORMATION PROVIDED IN THIS REPORT DOES NOT REFLECT THE DEDUCTION OF TAXES SHAREHOLDERS PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE INDUSTRIES AND/OR SECTORS USED FOR PORTFOLIO SECURITIES CLASSIFICATION THAT MAY BE USED THROUGHOUT THIS REPORT ARE THE GLOBAL INDUSTRY CLASSIFICATION STANDARD WHICH WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY AND A SERVICE MARK OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S.(R)

YOUR FUND'S REPORT
CORE EQUITY FUND
FUND PERFORMANCE

DEAR SHAREHOLDER:

For the one-year period ended August 31, 2003, Core Equity Fund-Investor Class shares gained 11.22%, while the fund's benchmark, the S&P 500 Index,(R) returned 12.06%. (Of course, past performance is not a guarantee of future results.)(1),(2) For performance of other share classes, please see page 2.

Please note that this report marks a change in the fiscal year for Core Equity Fund. Formerly, the fund's annual reporting period covered the months from June through May. Beginning with this report, the fund's fiscal year reporting will cover September through August.

TECHNOLOGY AND FINANCIAL SERVICES HOLDINGS BOLSTER PERFORMANCE

Although the stock market struggled under a cloud of uncertainty during the early part of the fiscal year, conditions improved markedly in 2003. This was particularly true during the three months since the last annual report was issued, a period during which stocks rallied sharply. Given this turnaround, the fund's minimal investment in fixed-income securities worked to its advantage, as bonds generally lagged stocks. Meanwhile, on the equities side, strong and timely stock selection within the rallying technology and financial services sectors proved beneficial. Specifically, tech giants Intel Corp, Hewlett-Packard Co, and Applied Materials posted impressive gains for the period.

--------------------------------------------------------------------------------
                               CORE EQUITY FUND --
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 8/31/03
--------------------------------------------------------------------------------

General Electric..............................................3.07%
Exxon Mobil...................................................2.99%
JP Morgan Chase & Co..........................................2.93%
Pfizer Inc....................................................2.68%
Target Corp...................................................2.66%
Citigroup Inc.................................................2.62%
Intel Corp....................................................2.53%
Microsoft Corp................................................2.50%
Anheuser-Busch Cos............................................2.22%
Merrill Lynch & Co............................................2.13%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

With regard to the financial services sector, as reported three months ago, we focused on market-sensitive stocks that we believed were positioned to benefit from a stock market rebound -- a strategy that aided the fund in the latter half of the fiscal year when investors grew more bullish. Standouts from this group included Citigroup Inc, JP Morgan Chase & Co, and Merrill Lynch & Co.

Furthermore, we continued to hold an underweight position relative to the index in health care stocks, which lagged the broad market for the annual period ended August 31, 2003. Health care services companies were particularly hard-hit in the fourth quarter of 2002, when Medicare pricing tactics came under fire. Thanks to a nimble positioning change in the fall, we were able to avoid this pitfall.

CONSUMER STAPLES, UTILITIES TRAIL BROAD MARKET

Overall, consumer staples companies' performance was lackluster during the year -- at least compared to other areas of the market, such as technology. Although slightly underweight in staples relative to the index, the fund was hampered by its exposure to certain stocks. For example, Heinz Co and Hershey Foods both lagged the broad market during the period, weighing down the fund's annual return.

Also disappointing were the fund's utilities holdings. On the positive side, we had minimal exposure to this area; however, Dominion Resources, an electric utilities company, took a toll on performance. Finally, some of the fund's industrial stocks fell short of expectations over the course of the fiscal year. Defense company Lockheed Martin, for example, suffered a significant loss.

LINE GRAPH: INVESCO CORE EQUITY FUND - INVESTOR CLASS GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Core Equity Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(R)(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten-year period ended 8/31/03.

         INVESCO Core Equity Fund - Investor Class     S&P 500 Index(R)(2)

8/93     $10,000                                       $10,000
8/94     $10,478                                       $10,548
8/95     $11,909                                       $12,811
8/96     $13,434                                       $15,211
8/97     $17,769                                       $21,395
8/98     $18,168                                       $23,125
8/99     $23,037                                       $32,334
8/00     $26,436                                       $37,611
8/01     $22,361                                       $28,438
8/02     $18,574                                       $23,322
8/03     $20,664                                       $26,137

POSITIONED FOR A RECOVERY

Three months ago, we reported that the fund was positioned for a recovery. That hasn't changed -- we expect to remain focused on companies that we believe will thrive in an improved economic environment.

SINCE 7/1/03, THE FUND HAS BEEN MANAGED BY MICHAEL HEYMAN, SEAN KATOF, MARK LATTIS, AND JEFFREY G. MORRIS.

LINE GRAPH: INVESCO CORE EQUITY FUND - CLASS A & CLASS B GROWTH OF $10,000(1)

This line graph  compares  the value of a $10,000  investment  in  INVESCO  Core
Equity Fund - Class A and the value of a $10,000 investment in INVESCO Core Equity Fund - Class B to the value of a $10,000 investment in the S&P 500 Index(R)(2), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Core Equity Fund - Class A and Class B, inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 8/31/03.

         INVESCO Core Equity     INVESCO Core Equity
         Fund - Class A          Fund - Class B          S&P 500 Index(R)(2)

4/02     $10,000                 $10,000                 $10,000
8/02     $ 7,649                 $ 8,070                 $ 8,038
8/03     $ 8,515                 $ 8,520                 $ 9,008

MEET THE NEW MANAGEMENT TEAM

[PHOTOGRAPH OF MICHAEL HEYMAN OMITTED] [PHOTOGRAPH OF SEAN KATOF OMITTED]

MICHAEL HEYMAN, CFA (LEFT)
MICHAEL HEYMAN HAS MORE THAN 25 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE. HE EARNED A BS FROM NORTHWESTERN UNIVERSITY AND IS A MEMBER OF THE LOUISVILLE SOCIETY OF FINANCIAL ANALYSTS.

SEAN KATOF, CFA
SEAN KATOF JOINED INVESCO IN 1994. PRIOR TO HIS APPOINTMENT ON INVESCO CORE EQUITY FUND, HE WAS A PORTFOLIO MANAGER ON INVESCO REAL ESTATE OPPORTUNITIES FUND. SEAN RECEIVED HIS MASTER'S DEGREE IN FINANCE FROM THE UNIVERSITY OF COLORADO AT DENVER. HE RECEIVED HIS BACHELOR'S DEGREE IN BUSINESS WITH AN EMPHASIS IN FINANCE FROM THE UNIVERSITY OF COLORADO AT BOULDER.

[PHOTOGRAPH OF MARK LATTIS OMITTED] [PHOTOGRAPH OF JEFFREY G. MORRIS OMITTED]

MARK LATTIS, CFA (LEFT)
MARK LATTIS HAS MORE THAN 10 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE. AFTER COMPLETING HIS BS STUDIES AT THE UNIVERSITY OF LOUISVILLE, HE WENT ON TO EARN AN MBA FROM THE UNIVERSITY OF KENTUCKY. HE SERVES AS PRESIDENT OF THE LOUISVILLE SOCIETY OF FINANCIAL ANALYSTS.

JEFFREY G. MORRIS, CFA
JEFF MORRIS, VICE PRESIDENT OF INVESCO FUNDS GROUP, CO-MANAGES THE FUND. HE RECEIVED A BS FROM COLORADO STATE UNIVERSITY AND AN MS FROM UNIVERSITY OF COLORADO-DENVER. JEFF BEGAN HIS INVESTMENT CAREER IN 1991.

PIE CHART:        CORE EQUITY FUND
                  SECTOR BREAKDOWN
                  AS OF 8/31/03
                  [PIE CHART]

                  % OF TOTAL NET ASSETS

                  o  Financials.........................23.71%
                  o  Information Technology.............14.34%
                  o  Industrials........................11.94%
                  o  Health Care.........................9.39%
                  o  Consumer Discretionary..............9.34%
                  o  Energy..............................8.92%
                  o  Materials...........................8.39%
                  o  Consumer Staples....................8.24%
                  o  Telecommunications Services.........2.22%
                  o  Utilities...........................2.20%
                  o  Net Cash & Cash Equivalents.........1.31%

LINE GRAPH: INVESCO CORE EQUITY FUND - CLASS C GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Core Equity Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(R)(2), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Core Equity Fund - Class C, inclusion of contingent deferred sales charge, for the period since inception (2/00) through 8/31/03.

              INVESCO Core Equity Fund - Class C          S&P 500 Index(R)(2)

2/00          $10,000                                     $10,000
8/00          $11,236                                     $10,990
8/01          $ 9,425                                     $ 8,310
8/02          $ 7,758                                     $ 6,815
8/03          $ 8,624                                     $ 7,637

LINE GRAPH: INVESCO CORE EQUITY FUND - CLASS K GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Core Equity Fund - Class K to the value of a $10,000 investment in the S&P 500 Index(R)(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/00) through 8/31/03.

               INVESCO Core Equity Fund - Class K          S&P 500 Index(R)(2)

12/00          $10,000                                     $10,000
 8/01          $ 8,691                                     $ 8,410
 8/02          $ 7,197                                     $ 6,897
 8/03          $ 7,911                                     $ 7,730

(1) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEXES DO NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED THEIR PERFORMANCE.

(2) THE S&P 500 INDEX(R) IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET, AND THE LEHMAN GOVERNMENT/CREDIT BOND INDEX IS AN UNMANAGED INDEX REFLECTING PERFORMANCE OF THE LONG-TERM FIXED-INCOME MARKET. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

YOUR FUND'S REPORT
TOTAL RETURN FUND
FUND PERFORMANCE

DEAR SHAREHOLDER:

For the one-year period ended August 31, 2003, Total Return Fund-Investor Class shares gained 7.52%, while the fund's benchmark, the S&P 500 Index,(R) returned 12.06%, and the Lehman Government/Credit Bond Index gained 5.46%. (Of course, past performance is not a guarantee of future results.)(2),(3) For performance of other share classes, please see page 2.

Please note that this report marks a change in the fiscal year for Total Return Fund. Formerly, the fund's annual reporting period covered the months from June through May. Beginning with this report, the fund's fiscal year reporting will cover September through August.

FIXED-INCOME HOLDINGS DETRACT

Most would agree that this past fiscal year was a volatile period for financial markets, as investors appeared to vacillate between hoping for a recovery and worrying about the economy and geopolitical threats -- namely, the war in Iraq, which began in March 2003. As is often the case, during those times when caution set in, fixed-income securities fared well. We saw this occur in the first quarter of 2003, when war concerns reached their height. However, in evaluating the year on whole, a more bullish mood prevailed, favoring stocks. This was particularly apparent over the three months since our last report, when the sharp rally that began in March blossomed into an extended rebound lasting through the summer.

Responding to the marked improvement in sentiment, stocks managed a healthy gain for the fiscal year. Bonds, on the other hand, lagged. Therefore, the fund's significant weighting in fixed-income securities hampered performance during the reporting period.

As we reported three months ago, another factor contributing to our underperformance for the year were holdings within the consumer staples sector on the equities side of the portfolio. Generally deemed to be more defensive, staples names lagged higher-risk areas of the market. Specifically, the fund's exposure to Altria Group (formerly Philip Morris; no longer a fund holding) proved detrimental. Other disappointments came from the industrial and utilities sectors, where industrial conglomerate SPX Corp (no longer a fund holding) and electric utility company TXU Corp (no longer a fund holding) both lost ground.

TECHNOLOGY PICKS OUTPERFORM

In the three months since our last report, the technology sector continued to surge, as investor sentiment remained bullish. Although underweight relative to the S&P 500(R) in technology stocks during the period, the fund's tech holdings outpaced their counterparts in the benchmark index by a significant margin. Leading the way were Intel Corp, Hewlett-Packard Co, Applied Materials, and Texas Instruments -- all tech giants that logged impressive gains for the year.

--------------------------------------------------------------------------------
                              TOTAL RETURN FUND --
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 8/31/03
--------------------------------------------------------------------------------

Pfizer Corp...................................................2.37%
Fannie Mae....................................................2.31%
General Electric..............................................2.27%
Target Corp...................................................2.27%
Merrill Lynch & Co............................................2.24%
Wal-Mart Stores...............................................2.20%
Johnson & Johnson.............................................2.20%
Citigroup Inc.................................................2.19%
Exxon Mobil...................................................2.11%
Anheuser-Busch Cos............................................2.04%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

The fund also benefited from its overweight position in outperforming financial services companies, including Merrill Lynch & Co and Citigroup Inc.

LINE GRAPH: INVESCO TOTAL RETURN FUND - INVESTOR CLASS GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Total Return Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(R)(4) and to the value of a $10,000 investment in the Lehman
Government/Credit Bond Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten-year period ended 8/31/03.

                                                                                Lehman Government/
         INVESCO Total Return Fund - Investor Class     S&P 500 Index(R)(4)     Credit Bond Index(4)

8/93     $10,000                                        $10,000                 $10,000
8/94     $10,723                                        $10,548                 $ 9,767
8/95     $12,604                                        $12,811                 $10,889
8/96     $14,125                                        $15,211                 $11,294
8/97     $17,943                                        $21,395                 $12,403
8/98     $19,024                                        $23,125                 $13,821
8/99     $22,140                                        $32,334                 $13,861
8/00     $21,075                                        $37,611                 $14,872
8/01     $20,285                                        $28,438                 $16,740
8/02     $18,343                                        $23,322                 $18,062
8/03     $19,714                                        $26,137                 $19,048

EMPHASIS ON DIVERSIFICATION

There has been no change in our strategy since our report from three months ago. In general, we will continue to focus on those companies that we believe can deliver strong earnings at attractive valuations. And, as always, we will maintain a significant fixed-income allocation for diversification purposes.

SINCE 7/1/03, THE FUND HAS BEEN MANAGED BY KENNETH R. BOWLING, MICHAEL HEYMAN, STEPHEN M. JOHNSON, RICHARD J. KING, AND MARK LATTIS.

LINE GRAPH: INVESCO TOTAL RETURN FUND - CLASS A & CLASS B GROWTH OF $10,000(3)

This line graph  compares  the value of a $10,000  investment  in INVESCO  Total
Return Fund - Class A and the value of a $10,000 investment in INVESCO Total Return Fund - Class B to the value of a $10,000 investment in the S&P 500 Index(R)(4) and to the value of a $10,000 investment in the Lehman
Government/Credit Bond Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Total Return Fund - Class A and Class B, inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 8/31/03.

         INVESCO Total Return     INVESCO Total Return                             Lehman Government/
         Fund - Class A           Fund - Class B           S&P 500 Index(R)(4)     Credit Bond Index(4)
4/02     $10,000                  $10,000                  $10,000                 $10,000
8/02     $ 8,301                  $ 8,756                  $ 8,038                 $10,736
8/03     $ 8,912                  $ 8,998                  $ 9,008                 $11,322

MEET THE NEW MANAGEMENT TEAM

[PHOTOGRAPH OF KENNETH R. BOWLING OMITTED]

KENNETH R. BOWLING, CFA
KEN BOWLING, DIRECTOR OF FIXED-INCOME, HAS BEEN WITH THE INVESCO FIXED-INCOME DIVISION SINCE 1993. KEN EARNED A BS IN MECHANICAL ENGINEERING AND AN MS IN ENGINEERING FROM THE UNIVERSITY OF LOUISVILLE.

[PHOTOGRAPH OF MICHAEL HEYMAN OMITTED]

MICHAEL HEYMAN, CFA
MICHAEL HEYMAN HAS MORE THAN 25 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE. HE EARNED A BS FROM NORTHWESTERN UNIVERSITY AND IS A MEMBER OF THE LOUISVILLE SOCIETY OF FINANCIAL ANALYSTS.

[PHOTOGRAPH OF STEPHEN M. JOHNSON OMITTED]

STEPHEN M. JOHNSON, CFA
STEPHEN JOHNSON IS CHIEF INVESTMENT OFFICER FOR INVESCO FIXED-INCOME. HE BEGAN HIS INVESTMENT CAREER IN 1986 AND JOINED INVESCO IN MAY 1991. STEPHEN EARNED A BS IN PETROLEUM ENGINEERING FROM THE UNIVERSITY OF KANSAS AND AN MBA FROM RICE UNIVERSITY.

LINE GRAPH: INVESCO TOTAL RETURN FUND - CLASS C GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Total Return Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(R)(4) and to the value of a $10,000 investment in the Lehman
Government/Credit Bond Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Total Return Fund - Class C, inclusion of contingent deferred sales charge, for the period since inception (2/00) through 8/31/03.

                                                                         Lehman Government/
         INVESCO Total Return Fund - Class C     S&P 500 Index(R)(4)     Credit Bond Index(4)
2/00     $10,000                                 $10,000                 $10,000
8/00     $10,428                                 $10,990                 $10,548
8/01     $ 9,727                                 $ 8,310                 $11,873
8/02     $ 8,664                                 $ 6,815                 $12,811
8/03     $ 9,278                                 $ 7,637                 $13,510

PIE CHART:        TOTAL RETURN FUND
                  SECTOR BREAKDOWN
                  AS OF 8/31/03
                  [PIE CHART]

                  % OF TOTAL NET ASSETS

                  o  U.S. Government....................24.59%
                  o  Financials.........................19.80%
                  o  Information Technology.............11.35%
                  o  Health Care.........................8.83%
                  o  Consumer Staples....................8.15%
                  o  Materials...........................7.61%
                  o  Industrials.........................7.48%
                  o  Consumer Discretionary..............3.84%
                  o  Telecommunications Services.........3.03%
                  o  Energy..............................2.11%
                  o  Utilities...........................0.83%
                  o  Municipal...........................0.43%
                  o  Foreign Government..................0.35%
                  o  Net Cash & Cash Equivalents.........1.60%

(3) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEXES DO NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED THEIR PERFORMANCE.

(4) THE S&P 500 INDEX(R) IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET, AND THE LEHMAN GOVERNMENT/CREDIT BOND INDEX IS AN UNMANAGED INDEX REFLECTING PERFORMANCE OF THE LONG-TERM FIXED-INCOME MARKET. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

MANAGEMENT TEAM (CONTINUED)

[PHOTOGRAPH OF RICHARD J. KING OMITTED]

RICHARD J. KING, CPA, CFA
RICHARD KING JOINED INVESCO'S FIXED-INCOME INVESTMENT MANAGEMENT TEAM IN 2000, AND IS HEAD OF PORTFOLIO MANAGEMENT FOR INVESCO FIXED-INCOME. HE IS A GRADUATE OF THE OHIO STATE UNIVERSITY WHERE HE EARNED A BS IN BUSINESS ADMINISTRATION.

[PHOTOGRAPH OF MARK LATTIS OMITTED]

MARK LATTIS, CFA
MARK LATTIS HAS MORE THAN 10 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE. AFTER COMPLETING HIS BS STUDIES AT THE UNIVERSITY OF LOUISVILLE, HE WENT ON TO EARN AN MBA FROM THE UNIVERSITY OF KENTUCKY. HE SERVES AS PRESIDENT OF THE LOUISVILLE SOCIETY OF FINANCIAL ANALYSTS.

INVESTMENT HOLDINGS

STATEMENT OF INVESTMENT SECURITIES
INVESCO COMBINATION STOCK & BOND FUNDS, INC.
AUGUST 31, 2003

                                                                SHARES OR
                                                                PRINCIPAL
 %       DESCRIPTION                                               AMOUNT           VALUE
-------------------------------------------------------------------------------------------
CORE EQUITY FUND
98.69    COMMON STOCKS
3.24     AEROSPACE & DEFENSE
         L-3 Communications Holdings(a)                           412,800   $  21,089,952
         Lockheed Martin                                          517,600      26,516,648
         United Technologies                                      453,400      36,385,350
===========================================================================================
                                                                               83,991,950
1.56     ALUMINUM
         Alcoa Inc                                              1,415,900      40,438,104
===========================================================================================
2.22     BREWERS
         Anheuser-Busch Cos                                     1,115,800      57,508,332
===========================================================================================
1.36     CASINOS & GAMING
         Harrah's Entertainment(a)                                695,100      28,791,042
         Park Place Entertainment(a)                              740,400       6,500,712
===========================================================================================
                                                                               35,291,754
1.59     COMMUNICATIONS EQUIPMENT
         Nokia Corp Sponsored ADR Representing Ord Shrs         2,533,600      41,272,344
===========================================================================================
2.29     COMPUTER HARDWARE
         Hewlett-Packard Co                                     1,295,000      25,796,400
         International Business Machines                          408,700      33,517,487
===========================================================================================
                                                                               59,313,887
1.00     CONSUMER FINANCE
         MBNA Corp                                              1,114,500      26,012,430
===========================================================================================
1.19     DEPARTMENT STORES
         Kohl's Corp(a)                                           487,000      30,802,750
===========================================================================================
9.35     DIVERSIFIED BANKS
         Bank of America                                          547,500      43,389,375
         Bank of New York                                       1,601,600      47,119,072
         Charter One Financial                                  1,740,445      53,953,795
         Wachovia Corp                                          1,062,600      44,788,590
         Wells Fargo & Co                                       1,066,800      53,489,352
===========================================================================================
                                                                              242,740,184
1.10     DIVERSIFIED CHEMICALS
         Dow Chemical                                             827,000      28,556,310
===========================================================================================
5.54     DIVERSIFIED FINANCIAL SERVICES
         Citigroup Inc                                          1,567,200      67,938,120
         JP Morgan Chase & Co                                   2,218,600      75,920,492
===========================================================================================
                                                                              143,858,612
1.05     DRUG RETAIL
         Walgreen Co                                              835,700      27,218,749
===========================================================================================
2.20     ELECTRIC UTILITIES
         Dominion Resources                                       420,600      25,479,948
         Exelon Corp                                              106,700       6,284,630

                                                                SHARES OR
                                                                PRINCIPAL
 %       DESCRIPTION                                               AMOUNT           VALUE
-------------------------------------------------------------------------------------------
         FPL Group                                                410,300   $  25,381,158
===========================================================================================
                                                                               57,145,736
1.10     ELECTRICAL COMPONENTS & EQUIPMENT
         SPX Corp(a)                                              580,600      28,652,610
===========================================================================================
1.04     ELECTRONIC EQUIPMENT MANUFACTURERS
         Jabil Circuit(a)                                         956,900      26,936,735
===========================================================================================
1.28     ENVIRONMENTAL SERVICES
         Waste Management                                       1,252,300      33,323,703
===========================================================================================
2.66     GENERAL MERCHANDISE STORES
         Target Corp                                            1,700,000      69,020,000
===========================================================================================
0.92     HEALTH CARE EQUIPMENT
         Medtronic Inc                                            481,200      23,857,896
===========================================================================================
1.24     HOUSEHOLD PRODUCTS
         Procter & Gamble                                         369,700      32,271,113
===========================================================================================
1.65     HYPERMARKETS & SUPER CENTERS
         Wal-Mart Stores                                          725,000      42,898,250
===========================================================================================
3.07     INDUSTRIAL CONGLOMERATES
         General Electric                                       2,698,200      79,785,774
===========================================================================================
1.24     INDUSTRIAL GASES
         Air Products & Chemicals                                 682,000      32,272,240
===========================================================================================
2.07     INDUSTRIAL MACHINERY
         Danaher Corp                                             340,600      26,311,350
         Illinois Tool Works                                      379,400      27,426,826
===========================================================================================
                                                                               53,738,176
6.17     INTEGRATED OIL & GAS
         BP PLC Sponsored ADR Representing 6 Ord Shrs           1,100,000      45,892,000
         Exxon Mobil                                            2,060,000      77,662,000
         Occidental Petroleum                                   1,067,800      36,657,574
===========================================================================================
                                                                              160,211,574
2.22     INTEGRATED TELECOMMUNICATION SERVICES
         BellSouth Corp                                           572,000      14,414,400
         SBC Communications                                       821,000      18,464,290
         Verizon Communications                                   702,200      24,801,704
===========================================================================================
                                                                               57,680,394
4.94     INVESTMENT ADVISER/BROKER DEALER SERVICES
         Janus Capital Group                                    2,655,600      45,862,212
         Lehman Brothers Holdings                                 409,000      26,883,570
         Merrill Lynch & Co                                     1,029,300      55,355,754
===========================================================================================
                                                                              128,101,536
1.66     IT CONSULTING & OTHER SERVICES
         Accenture Ltd(a)                                       2,040,800      43,183,328
===========================================================================================
0.85     LIFE & HEALTH INSURANCE
         John Hancock Financial Services                          718,100      21,923,593
===========================================================================================

                                                                SHARES OR
                                                                PRINCIPAL
 %       DESCRIPTION                                               AMOUNT           VALUE
-------------------------------------------------------------------------------------------
1.10     MULTI-LINE INSURANCE
         American International Group                             477,200   $  28,426,804
===========================================================================================
0.74     OIL & GAS EQUIPMENT & SERVICES
         Baker Hughes                                             572,200      19,145,812
===========================================================================================
2.01     OIL & GAS EXPLORATION & PRODUCTION
         Apache Corp                                              386,660      26,671,807
         Kerr-McGee Corp                                          578,500      25,425,075
===========================================================================================
                                                                               52,096,882
2.08     PACKAGED FOODS & MEATS
         Hershey Foods                                            350,300      24,485,970
         Kellogg Co                                               876,800      29,399,104
===========================================================================================
                                                                               53,885,074
1.25     PAPER PACKAGING
         Temple-Inland Inc                                        650,000      32,357,000
===========================================================================================
2.25     PAPER PRODUCTS
         Bowater Inc                                              750,000      32,482,500
         International Paper                                      639,600      25,935,780
===========================================================================================
                                                                               58,418,280
8.47     PHARMACEUTICALS
         Alcon Inc                                                230,100      12,022,725
         Eli Lilly & Co                                           682,000      45,373,460
         Johnson & Johnson                                        846,300      41,959,554
         Medco Health Solutions(a)                                327,555       8,745,718
         Merck & Co                                               839,600      42,248,672
         Pfizer Inc                                             2,324,880      69,560,410
===========================================================================================
                                                                              219,910,539
0.93     PROPERTY & CASUALTY INSURANCE
         Allstate Corp                                            674,800      24,124,100
===========================================================================================
2.86     PUBLISHING & PRINTING
         Gannett Co                                               452,000      35,445,840
         McGraw-Hill Cos                                          634,300      38,692,300
===========================================================================================
                                                                               74,138,140
1.17     RAILROADS
         Norfolk Southern                                       1,596,000      30,387,840
===========================================================================================
1.28     RESTAURANTS
         McDonald's Corp                                        1,477,100      33,116,582
===========================================================================================
1.48     SEMICONDUCTOR EQUIPMENT
         Applied Materials(a)                                   1,783,200      38,517,120
===========================================================================================
3.78     SEMICONDUCTORS
         Intel Corp                                             2,296,900      65,737,278
         Texas Instruments                                      1,359,800      32,431,230
===========================================================================================
                                                                               98,168,508
0.99     SPECIALTY CHEMICALS
         Eastman Chemical                                         715,600      25,625,636
===========================================================================================

                                                                SHARES OR
                                                                PRINCIPAL
 %       DESCRIPTION                                               AMOUNT           VALUE
-------------------------------------------------------------------------------------------
2.50     SYSTEMS SOFTWARE
         Microsoft Corp                                         2,444,600  $   64,830,792
===========================================================================================
         TOTAL COMMON STOCKS (COST $2,043,504,364)                          2,561,157,173
===========================================================================================
1.20     SHORT-TERM INVESTMENTS-- INVESTMENT COMPANIES
         INVESCO Treasurer's Series Money Market Reserve
           Fund(b) 0.934% (Cost $31,189,550)                   31,189,550      31,189,550
===========================================================================================
99.89    TOTAL INVESTMENTS AT VALUE
           (COST $2,074,693,914)                                            2,592,346,723
===========================================================================================
0.11     OTHER ASSETS LESS LIABILITIES                                          2,741,977
===========================================================================================
100.00   NET ASSETS AT VALUE                                               $2,595,088,700
===========================================================================================

TOTAL RETURN FUND
61.12    COMMON STOCKS
1.53     AEROSPACE & DEFENSE
         United Technologies                                      150,700  $   12,093,675
===========================================================================================
2.04     BREWERS
         Anheuser-Busch Cos                                       312,400      16,101,096
===========================================================================================
1.78     BUILDING PRODUCTS
         Masco Corp                                               564,630      13,997,178
===========================================================================================
1.02     COMMUNICATIONS EQUIPMENT
         QUALCOMM Inc                                             195,450       8,068,176
===========================================================================================
1.34     COMPUTER HARDWARE
         Hewlett-Packard Co                                       531,600      10,589,472
===========================================================================================
4.12     CONSUMER FINANCE
         Fannie Mae                                               280,503      18,173,789
         Freddie Mac                                              121,350       6,449,753
         MBNA Corp                                                335,220       7,824,035
===========================================================================================
                                                                               32,447,577
2.52     DIVERSIFIED BANKS
         Bank of New York                                         287,740       8,465,311
         Mellon Financial                                         364,200      11,417,670
===========================================================================================
                                                                               19,882,981
2.14     DIVERSIFIED CHEMICALS
         Dow Chemical                                             284,800       9,834,144
         E.I. du Pont de Nemours                                  156,240       6,990,178
===========================================================================================
                                                                               16,824,322
2.19     DIVERSIFIED FINANCIAL SERVICES
         Citigroup Inc                                            398,200      17,261,970
===========================================================================================
1.07     DRUG RETAIL
         Walgreen Co                                              258,790       8,428,790
===========================================================================================
1.38     ELECTRONIC EQUIPMENT MANUFACTURERS
         Jabil Circuit(a)                                         385,470      10,850,981
===========================================================================================

                                                                SHARES OR
                                                                PRINCIPAL
 %       DESCRIPTION                                               AMOUNT           VALUE
-------------------------------------------------------------------------------------------

2.27     GENERAL MERCHANDISE STORES
         Target Corp                                              439,800   $  17,855,880
===========================================================================================
1.59     HEALTH CARE EQUIPMENT
         Medtronic Inc                                            253,360      12,561,589
===========================================================================================
0.71     HOUSEHOLD PRODUCTS
         Procter & Gamble                                          64,200       5,604,018
===========================================================================================
2.20     HYPERMARKETS & SUPER CENTERS
         Wal-Mart Stores                                          292,750      17,322,018
===========================================================================================
2.27     INDUSTRIAL CONGLOMERATES
         General Electric                                         606,100      17,922,377
===========================================================================================
2.00     INDUSTRIAL GASES
         Air Products & Chemicals                                 150,170       7,106,044
         Praxair Inc                                              135,500       8,647,610
===========================================================================================
                                                                               15,753,654
1.48     INDUSTRIAL MACHINERY
         Illinois Tool Works                                      160,900      11,631,461
===========================================================================================
2.11     INTEGRATED OIL & GAS
         Exxon Mobil                                              441,600      16,648,320
===========================================================================================
1.45     INTEGRATED TELECOMMUNICATION SERVICES
         BellSouth Corp                                           154,900       3,903,480
         SBC Communications                                       332,700       7,482,423
===========================================================================================
                                                                               11,385,903
4.17     INVESTMENT ADVISER/BROKER DEALER SERVICES
         Lehman Brothers Holdings                                 231,900      15,242,787
         Merrill Lynch & Co                                       327,900      17,634,462
===========================================================================================
                                                                               32,877,249
0.85     MULTI-LINE INSURANCE
         American International Group                             112,700       6,713,539
===========================================================================================
1.87     NETWORKING EQUIPMENT
         Cisco Systems(a)                                         770,560      14,756,224
===========================================================================================
2.36     PAPER PRODUCTS
         Bowater Inc                                              246,000      10,654,260
         International Paper                                      196,100       7,951,855
===========================================================================================
                                                                               18,606,115
7.24     PHARMACEUTICALS
         AmerisourceBergen Corp                                   119,440       6,952,602
         Johnson & Johnson                                        349,270      17,316,807
         Medco Health Solutions(a)                                 31,778         848,473
         Merck & Co                                               263,500      13,259,320
         Pfizer Inc                                               624,000      18,670,080
===========================================================================================
                                                                               57,047,282
0.55     PROPERTY & CASUALTY INSURANCE
         Allstate Corp                                            121,350       4,338,262
===========================================================================================

                                                                SHARES OR
                                                                PRINCIPAL
 %       DESCRIPTION                                               AMOUNT           VALUE
-------------------------------------------------------------------------------------------
0.89     SEMICONDUCTOR EQUIPMENT
         Applied Materials(a)                                     325,000   $   7,020,000
===========================================================================================
3.33     SEMICONDUCTORS
         Intel Corp                                               487,600      13,955,112
         Texas Instruments                                        515,500      12,294,675
===========================================================================================
                                                                               26,249,787
0.68     SPECIALTY CHEMICALS
         Eastman Chemical                                         148,650       5,323,156
===========================================================================================
0.46     SPECIALTY STORES
         Bed Bath & Beyond(a)                                      84,940       3,654,968
===========================================================================================
1.51     SYSTEMS SOFTWARE
         Microsoft Corp                                           450,000      11,934,000
===========================================================================================
         TOTAL COMMON STOCKS (Cost $466,627,668)                              481,752,020
===========================================================================================
33.73    FIXED INCOME SECURITIES
1.37     US GOVERNMENT OBLIGATIONS
         US Treasury Bonds, 6.000%, 2/15/2026
           (Amortized Cost $10,828,792)                       $10,000,000      10,814,840
===========================================================================================
20.32    US GOVERNMENT AGENCY OBLIGATIONS
         Fannie Mae
           Benchmark Notes
              7.000%, 7/15/2005                               $40,000,000      43,622,480
              6.625%, 9/15/2009                               $22,000,000      24,762,716
           Gtd Mortgage Pass-Through Certificates
              5.000%, 1/1/2017                                $15,131,957      15,222,136
              4.500%, 5/1/2018                                $19,064,411      18,747,696
              4.500%, 6/1/2018                                $12,430,849      12,224,337
         Freddie Mac, Notes, 6.250%, 7/15/2032                $ 3,000,000       3,144,492
         Government National Mortgage Association I
           Gtd Mortgage Pass-Through Certificates
              6.000%, 7/15/2028                               $ 5,619,510       5,746,922
              6.000%, 4/15/2029                               $ 4,856,703       4,965,278
              5.000%, 2/15/2018                               $20,508,759      20,760,571
              5.000%, 3/15/2018                               $ 2,861,222       2,896,352
         Government National Mortgage Association I & II
           Single Issuer, 5.500%, 1/15/2032                   $ 8,049,805       8,055,373
===========================================================================================
           TOTAL US GOVERNMENT AGENCY OBLIGATIONS
              (Amortized Cost $160,894,207)                                   160,148,353
===========================================================================================
11.26    CORPORATE BONDS
0.66     AUTOMOBILE MANUFACTURERS
         General Motors Acceptance, Notes, 6.125%, 2/1/2007   $ 5,000,000       5,186,110
===========================================================================================
1.09     BREWERS
         Anheuser-Busch Cos, Notes, 5.375%, 9/15/2008         $ 8,000,000       8,559,032
===========================================================================================
0.45     CABLE & SATELLITE OPERATORS
         Comcast Cable Communications, Sr Notes
           6.750%, 1/30/2011                                  $ 3,300,000       3,584,691
===========================================================================================

                                                                     SHARES OR
                                                                     PRINCIPAL
 %       DESCRIPTION                                                    AMOUNT           VALUE
------------------------------------------------------------------------------------------------
0.81     CONSUMER FINANCE
         Household Finance, Notes, 6.750%, 5/15/2011            $    3,000,000   $   3,291,900
         MBNA Corp, Sr Notes, 6.125%, 3/1/2013                  $    3,000,000       3,089,016
================================================================================================
                                                                                     6,380,916
1.23     DIVERSIFIED BANKS
         SunTrust Banks, Sr Notes, 6.250%, 6/1/2008             $    5,000,000       5,546,425
         Washington Mutual, Sr Notes, 4.375%, 1/15/2008         $    1,000,000       1,011,337
         Wells Fargo & Co, Notes, 5.250%, 12/1/2007             $    3,000,000       3,170,052
================================================================================================
                                                                                     9,727,814
1.63     DIVERSIFIED FINANCIAL SERVICES
         Citigroup Inc, Notes, 4.125%, 6/30/2005                $    3,000,000       3,105,636
         Goldman Sachs Group, Sr Notes, 4.750%, 7/15/2013       $    3,500,000       3,309,873
         JP Morgan Chase & Co, Sub Notes, 6.750%, 2/1/2011      $    3,000,000       3,321,579
         Pemex Project Funding Master Trust, Notes
           8.000%, 11/15/2011                                   $    1,300,000       1,417,000
         Washington Mutual Bank, Sub Notes, 6.875%, 6/15/2011   $    1,500,000       1,672,932
================================================================================================
                                                                                    12,827,020
0.83     ELECTRIC UTILITIES
         Columbus Southern Power, Sr Notes(c), 5.500%, 3/1/2013  $   3,135,000       3,121,253
         PSEG Power LLC, Sr Notes, 7.750%, 4/15/2011             $   3,000,000       3,400,284
================================================================================================
                                                                                     6,521,537
0.35     FOREST PRODUCTS
         Weyerhaeuser Co, Notes, 6.750%, 3/15/2012               $   2,560,000       2,731,448
================================================================================================
0.20     HOUSEHOLD PRODUCTS
         Procter & Gamble, Notes, 4.750%, 6/15/2007              $   1,500,000       1,569,561
================================================================================================
1.52     INTEGRATED TELECOMMUNICATION SERVICES
         Deutsche Telekom AG, Notes, 8.250%, 6/15/2030           $   2,400,000       2,882,126
         France Telecom, Notes, 8.500%, 3/1/2031                 $   2,400,000       3,093,595
         Sprint Capital, Notes, 8.750%, 3/15/2032                $   2,400,000       2,726,916
         Verizon Global Funding, Notes, 6.125%, 6/15/2007        $   3,000,000       3,258,132
================================================================================================
                                                                                    11,960,769
0.74     INVESTMENT ADVISER/BROKER DEALER SERVICES
         Lehman Brothers Holdings, Notes, 3.500%, 8/7/2008       $   3,000,000       2,913,120
         Morgan Stanley, Notes, 5.300%, 3/1/2013                 $   3,000,000       2,960,325
================================================================================================
                                                                                     5,873,445
0.68     PACKAGED FOODS & MEATS
         CPC International, Notes, Series C, 6.150%, 1/15/2006   $   5,000,000       5,384,650
================================================================================================
0.09     PAPER PRODUCTS
         International Paper, Notes, 5.850%, 10/30/2012          $     730,000         743,918
================================================================================================
0.42     RAILROADS
         Burlington Northern Santa Fe, Notes, 6.125%, 3/15/2009  $   3,000,000       3,276,483
================================================================================================
0.33     REAL ESTATE INVESTMENT TRUSTS
         Simon Property Group LP, Notes, 6.350%, 8/28/2012       $   2,500,000       2,630,915
================================================================================================
0.16     SOFT DRINKS
         Coca-Cola Enterprises, Notes, 4.375%, 9/15/2009         $   1,250,000       1,252,090
================================================================================================

                                                                     SHARES OR
                                                                     PRINCIPAL
 %       DESCRIPTION                                                    AMOUNT           VALUE
------------------------------------------------------------------------------------------------
0.07     WIRELESS TELECOMMUNICATION SERVICES
         AT&T Wireless Services, Sr Notes, 8.750%, 3/1/2031      $     465,000   $     550,970
================================================================================================
           TOTAL CORPORATE BONDS (Amortized Cost $86,984,265)                       88,761,369
================================================================================================
0.35     FOREIGN GOVERNMENT OBLIGATIONS
         United Mexican States, Notes, 7.500%, 1/14/2012
           (Amortized Cost $2,740,504)                           $    2,500,000      2,728,750
================================================================================================
0.43     MUNICIPAL NOTES -- STATE REVENUE
         Illinois, General Obligation Bonds, Series 2003, 5.100%
           6/1/2033 (Amortized Cost $3,351,872)                  $    3,860,000      3,377,539
================================================================================================
         TOTAL FIXED INCOME SECURITIES
           (AMORTIZED COST $264,799,640)                                           265,830,851
================================================================================================
4.67     SHORT-TERM INVESTMENTS
0.96     US GOVERNMENT OBLIGATIONS
         US Treasury Notes, 2.875%, 6/30/2004
           (Amortized Cost $7,599,590)                           $    7,500,000      7,603,418
================================================================================================
1.94     US Government Agency Obligations
         Fannie Mae, Benchmark Notes, 5.125%, 2/13/2004
           (Amortized Cost $14,894,229)                          $   15,000,000     15,263,940
================================================================================================
0.65     Corporate Bonds -- Diversified Financial Services
         Associates Corp of North America, Sr Notes, 5.500%, 2/15/2004
           (Amortized Cost $4,997,343)                           $    5,000,000      5,097,435
================================================================================================
1.12     INVESTMENT COMPANIES
         INVESCO Treasurer's Series Money Market Reserve Fund(b)
           0.934% (COST $8,800,217)                              $    8,800,217      8,800,217
================================================================================================
         TOTAL SHORT-TERM INVESTMENTS
           (AMORTIZED COST $36,291,379)                                             36,765,010
================================================================================================
99.52    TOTAL INVESTMENTS AT VALUE
           (COST $767,718,687)                                                     784,347,881
================================================================================================
0.48     OTHER ASSETS LESS LIABILITIES                                               3,796,927
================================================================================================
100.00   NET ASSETS AT VALUE                                                     $ 788,144,808
================================================================================================

(a) Security is non-income producing.

(b) Security is an affiliated company (Note 4).

(c) Securities acquired pursuant to Rule 144A. The Fund deems such securities to be "liquid"
    because an institutional market exists.

See Notes to Financial Statements

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
INVESCO COMBINATION STOCK & BOND FUNDS, INC.
AUGUST 31, 2003

                                                                   CORE
                                                                 EQUITY                  TOTAL RETURN
                                                                   FUND                          FUND
-------------------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost                                               $2,074,693,914                 $ 767,718,687
=======================================================================================================
   At Value                                              $2,592,346,723                 $ 784,347,881
Receivables:
   Investment Securities Sold                                75,608,149                             0
   Fund Shares Sold                                             277,158                       213,915
   Dividends and Interest                                     5,230,567                     3,960,559
Prepaid Expenses and Other Assets                               315,524                       137,450
=======================================================================================================
TOTAL ASSETS                                              2,673,778,121                   788,659,805
=======================================================================================================
LIABILITIES
Payables:
   Distributions to Shareholders                                443,772                        86,954
   Investment Securities Purchased                           75,611,598                             0
   Fund Shares Repurchased                                    1,737,693                       143,608
Accrued Distribution Expenses
   Investor Class                                               535,190                       165,659
   Class A                                                        1,157                           147
   Class B                                                        1,163                           473
   Class C                                                        8,461                           711
   Class K                                                        9,395                            --
Accrued Expenses and Other Payables                             340,992                       117,445
=======================================================================================================
TOTAL LIABILITIES                                            78,689,421                       514,997
=======================================================================================================
NET ASSETS AT VALUE                                      $2,595,088,700                 $ 788,144,808
=======================================================================================================
NET ASSETS
Paid-in Capital(a)                                       $2,290,540,476                 $ 800,935,482
Accumulated Undistributed Net Investment Loss                   (67,050)                      (76,542)
Accumulated Undistributed Net Realized Loss
   on Investment Securities                                (213,037,535)                  (29,343,326)
Net Appreciation of Investment Securities                   517,652,809                    16,629,194
=======================================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding    $2,595,088,700                 $ 788,144,808
=======================================================================================================
NET ASSETS AT VALUE:
   Investor Class                                        $2,554,020,085                 $ 786,179,976
=======================================================================================================
   Class A                                               $    3,892,577                 $     513,492
=======================================================================================================
   Class B                                               $    1,389,602                 $     603,994
=======================================================================================================
   Class C                                               $   10,435,365                 $     847,346
=======================================================================================================
   Class K                                               $   25,351,071                            --
=======================================================================================================

STATEMENT OF ASSETS AND LIABILITIES
 (CONTINUED)
INVESCO COMBINATION STOCK & BOND FUNDS, INC.
AUGUST 31, 2003

                                                                               CORE
                                                                             EQUITY       TOTAL RETURN
                                                                               FUND               FUND
                                                                         (CONTINUED         (CONTINUED)
--------------------------------------------------------------------------------------------------------

Shares Outstanding
   Investor Class                                                       233,299,120         34,895,438
   Class A                                                                  358,283             23,314
   Class B                                                                  129,094             27,642
   Class C                                                                  962,002             38,465
   Class K                                                                2,358,585                 --
========================================================================================================
NET ASSET VALUE PER SHARE:
   Investor Class, Offering and Redemption Price per Share        $           10.95      $       22.53
   Class A
      Redemption Price per Share                                  $           10.86      $       22.02
      Offering Price per Share (Maximum sales charge of 5.50%)    $           11.49      $       23.30
   Class B, Offering and Redemption Price per Share               $           10.76      $       21.85
   Class C, Offering and Redemption Price per Share               $           10.85      $       22.03
   Class K, Offering and Redemption Price per Share               $           10.75                 --
========================================================================================================

(a) The INVESCO Combination Stock & Bond Funds, Inc. have 7.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 5 billion have been allocated to Core Equity Fund and
    1.3 billion to Total Return Fund: 1 billion to each class of Core Equity Fund and 300 million to each class of Total Return Fund.

See Notes to Financial Statements


STATEMENT OF OPERATIONS
INVESCO COMBINATION STOCK & BOND FUNDS, INC.

                                                                            CORE EQUITY FUND
                                                                        PERIOD             YEAR
                                                                         ENDED            ENDED
                                                                     AUGUST 31           MAY 31
-------------------------------------------------------------------------------------------------
                                                                          2003             2003
                                                                       (Note 1)
INVESTMENT INCOME
INCOME
Dividends                                                       $   12,515,734   $   44,239,439
Dividends from Affiliated Investment Companies                          32,270           95,457
Interest                                                               172,160        8,087,971
   Foreign Taxes Withheld                                              (47,589)        (312,360)
=================================================================================================
   TOTAL INCOME                                                     12,672,575       52,110,507
=================================================================================================
EXPENSES
Investment Advisory Fees                                             3,309,542       12,910,344
Distribution Expenses                                                1,659,513        6,432,973
Transfer Agent Fees                                                  1,260,001        5,555,930
Administrative Services Fees                                           295,120        1,148,535
Custodian Fees and Expenses                                             74,396          300,939
Directors' Fees and Expenses                                            37,981          210,840
Professional Fees and Expenses                                          65,857          162,181
Registration Fees and Expenses
   Investor Class                                                        5,937           34,474
   Class A                                                               1,364              675
   Class B                                                               1,345              646
   Class C                                                               1,398            1,556
   Class K                                                               1,383            1,934
Reports to Shareholders                                                151,764          817,612
Other Expenses                                                          38,757          138,714
=================================================================================================
   TOTAL EXPENSES                                                    6,904,358       27,717,353
   Fees and Expenses Absorbed/Reimbursed by Investment Adviser          17,942         (132,953)
   Fees and Expenses Paid Indirectly                                   (67,911)        (281,367)
=================================================================================================
      NET EXPENSES                                                   6,854,389       27,303,033
=================================================================================================
NET INVESTMENT INCOME                                                5,818,186       24,807,474
=================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on Investment Securities                   40,441,687     (211,794,329)
Change in Net Appreciation/Depreciation of Investment Securities    83,219,495     (136,219,795)
=================================================================================================
NET GAIN (LOSS) ON INVESTMENT SECURITIES                           123,661,182     (348,014,124)
=================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                              $  129,479,368   $  (323,206,650)
=================================================================================================

See Notes to Financial Statements

INVESCO COMBINATION STOCK & BOND FUNDS, INC.

                                                                             TOTAL RETURN FUND
                                                                        PERIOD              YEAR
                                                                         ENDED             ENDED
                                                                     AUGUST 31            MAY 31
--------------------------------------------------------------------------------------------------
                                                                          2003              2003
                                                                       (Note 1)
INVESTMENT INCOME
INCOME
Dividends                                                       $    2,630,275   $    12,122,216
Dividends from Affiliated Investment Companies                           1,798                 0
Interest                                                             2,934,036        15,452,484
Securities Loaned Income                                                     0            15,284
   Foreign Taxes Withheld                                              (10,574)          (67,567)
==================================================================================================
   TOTAL INCOME                                                      5,555,535        27,522,417
==================================================================================================
EXPENSES
Investment Advisory Fees                                             1,447,342         6,156,885
Distribution Expenses                                                  511,374         2,185,927
Transfer Agent Fees                                                    714,720         3,876,792
Administrative Services Fees                                            93,999           402,096
Custodian Fees and Expenses                                             26,005           113,868
Directors' Fees and Expenses                                            13,845            80,775
Interest Expenses                                                          259             4,049
Professional Fees and Expenses                                          43,656            79,210
Registration Fees and Expenses
   Investor Class                                                        5,364            24,273
   Class A                                                               1,381               684
   Class B                                                               1,363               655
   Class C                                                               1,378             1,537
Reports to Shareholders                                                 14,909            87,009
Other Expenses                                                          13,523            51,128
==================================================================================================
   TOTAL EXPENSES                                                    2,889,118        13,064,888
   Fees and Expenses Absorbed/Reimbursed by Investment Adviser        (356,865)       (2,095,217)
   Fees and Expenses Paid Indirectly                                      (979)             (707)
==================================================================================================
      NET EXPENSES                                                   2,531,274        10,968,964
==================================================================================================
NET INVESTMENT INCOME                                                3,024,261        16,553,453
==================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on Investment Securities                   20,906,503       (45,793,592)
Change in Net Appreciation/Depreciation of Investment Securities      (112,076)      (34,951,619)
==================================================================================================
NET GAIN (LOSS) ON INVESTMENT SECURITIES                            20,794,427       (80,745,211)
==================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                              $   23,818,688   $   (64,191,758)
==================================================================================================

See Notes to Financial Statements


STATEMENT OF CHANGES IN NET ASSETS
CORE EQUITY FUND

                                                    PERIOD
                                                     ENDED
                                                 AUGUST 31                  YEAR ENDED MAY 31
---------------------------------------------------------------------------------------------------
                                                      2003                2003              2002
                                                   (Note 1)                              (Note 1)

OPERATIONS
Net Investment Income                       $    5,818,186     $    24,807,474   $    44,815,277
Net Realized Gain (Loss)                        40,441,687        (211,794,329)      (33,245,896)
Change in Net Appreciation/Depreciation         83,219,495        (136,219,795)     (511,535,308)
===================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                             129,479,368        (323,206,650)     (499,965,927)
===================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
   Investor Class                               (5,589,406)        (24,864,139)     (165,670,113)
   Class A                                          (6,082)            (52,765)           (2,047)
   Class B                                               0              (7,356)           (1,781)
   Class C                                            (998)                  0          (359,720)
   Class K                                               0             (25,622)         (739,296)
===================================================================================================
TOTAL DISTRIBUTIONS                             (5,596,486)        (24,949,882)     (166,772,957)
===================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
   Investor Class                              153,015,949       1,296,519,272       603,172,593
   Class A                                         586,906           7,869,888           303,006
   Class B                                          89,024           1,058,736           262,620
   Class C                                       3,290,246           9,600,440        13,639,460
   Class K                                       2,602,092           8,695,901        29,970,996
Reinvestment of Distributions
   Investor Class                                5,146,153          22,900,224       154,372,395
   Class A                                           5,603              49,151             1,436
   Class B                                               0               5,441             1,309
   Class C                                             944                   0           349,517
   Class K                                               0              25,622           739,271
===================================================================================================
                                               164,736,917       1,346,724,675       802,812,603
Amounts Paid for Repurchases of Shares
   Investor Class                             (244,587,167)     (1,642,243,200)   (1,028,601,609)
   Class A                                      (1,593,049)         (3,731,262)              (46)
   Class B                                         (26,413)            (89,621)                0
   Class C                                      (2,234,091)         (9,306,189)      (12,826,301)
   Class K                                        (832,301)        (10,996,919)       (1,534,657)
===================================================================================================
                                              (249,273,021)     (1,666,367,191)   (1,042,962,613)
NET DECREASE IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                (84,536,104)       (319,642,516)     (240,150,010)
===================================================================================================
TOTAL INCREASE (DECREASE)
   IN NET ASSETS                                39,346,778        (667,799,048)     (906,888,894)
NET ASSETS
Beginning of Period                          2,555,741,922       3,223,540,970     4,130,429,864
===================================================================================================
End of Period (Including Accumulated
   Undistributed Net Investment Loss
   of ($67,050), ($288,750) and
   ($146,342), respectively)                $2,595,088,700      $2,555,741,922   $  3,223,540,970
===================================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
  (CONTINUED)
TOTAL RETURN FUND

                                                   PERIOD
                                                    ENDED
                                                AUGUST 31                   YEAR ENDED MAY 31
---------------------------------------------------------------------------------------------------
                                                     2003                2003               2002
                                                  (Note 1)                               (Note 1)
OPERATIONS
Net Investment Income                      $    3,024,261      $   16,553,453     $   19,651,747
Net Realized Gain (Loss)                       20,906,503         (45,793,592)        40,509,373
Change in Net Appreciation/Depreciation          (112,076)        (34,951,619)      (129,974,628)
===================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                             23,818,688         (64,191,758)       (69,813,508)
===================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
   Investor Class                              (3,024,119)        (42,820,938)       (55,124,752)
   Class A                                         (1,973)            (25,176)            (1,067)
   Class B                                         (1,490)            (21,711)              (973)
   Class C                                         (1,541)            (20,992)           (17,443)
===================================================================================================
TOTAL DISTRIBUTIONS                            (3,029,123)        (42,888,817)       (55,144,235)
===================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
   Investor Class                              41,852,486         196,083,892        312,906,719
   Class A                                         83,522           2,060,140             93,238
   Class B                                         92,039             495,653             91,181
   Class C                                      1,283,309           4,119,897          9,997,919
Reinvestment of Distributions
   Investor Class                               2,998,901          42,329,594         54,393,521
   Class A                                          1,738              22,066              1,067
   Class B                                            899              15,749                413
   Class C                                          1,419              20,775             17,443
===================================================================================================
                                               46,314,313         245,147,766        377,501,501
Amounts Paid for Repurchases of Shares
   Investor Class                             (90,192,939)       (400,808,650)      (624,755,474)
   Class A                                       (132,490)         (1,616,139)                 0
   Class B                                        (72,715)            (23,368)                 0
   Class C                                     (1,250,795)         (3,899,641)        (9,695,008)
===================================================================================================
                                              (91,648,939)       (406,347,798)      (634,450,482)
NET DECREASE IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS               (45,334,626)       (161,200,032)      (256,948,981)
===================================================================================================
TOTAL DECREASE
   IN NET ASSETS                              (24,545,061)       (268,280,607)      (381,906,724)
NET ASSETS
Beginning of Period                           812,689,869       1,080,970,476      1,462,877,200
===================================================================================================
End of Period (Including Accumulated
   Undistributed Net Investment Loss
   of ($76,542), ($23,154) and
   ($107,081), respectively)               $  788,144,808      $  812,689,869     $1,080,970,476
===================================================================================================

See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS

INVESCO COMBINATION STOCK & BOND FUNDS, INC.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Combination Stock & Bond Funds, Inc. is incorporated in Maryland and presently consists of three separate funds: Core Equity Fund, Total Return Fund (individually the "Fund" and collectively, the "Funds") and Balanced Fund. The investment objectives of the Funds are: to achieve a high total return on investments through growth and current income. Balanced Fund is presented in a separate report to shareholders. INVESCO Combination Stock & Bond Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. Effective October 1, 2003, the name of INVESCO Combination Stock & Bond Funds, Inc. will change to A I M Combination Stock & Bond Funds, Inc.

Effective April 1, 2002, the Funds began offering two additional classes of shares, referred to as Class A and Class B shares. Total Return Fund's Institutional and Class K shares were effective July 28, 2003 and September 30, 2001, respectively. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Class A shares are sold with a front-end sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. Class B shares and Class C shares are subject to a contingent deferred sales charge paid by the redeeming shareholder. Class B shares convert to Class A shares after eight years along with a pro rata portion of its reinvested dividends and distributions. In 2003, Core Equity and Total Return Funds' fiscal year end changed from May 31 to August 31.

Effective April 1, 2002, the Investor Class shares are offered only to grandfathered investors who have established and maintained an account in any of the funds managed by INVESCO Funds Group, Inc. ("IFG") and distributed by A I M Distributors, Inc. ("ADI") in Investor Class shares.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Domestic (U.S.) equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the closing bid price for the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Foreign equity securities are valued at the closing price. The closing price is designated by the principal stock exchange in the country in which the securities are traded. In the event that closing prices are not available for foreign securities, a snapshot of prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Investments in shares of investment companies are valued at the net asset value of the respective fund as calculated each day.

If market quotations or pricing service valuations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time that the net asset value per share is determined, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors. Restricted securities are valued in accordance with procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. Discounts or premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

Each Fund may invest in securities issued by other INVESCO investment companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the period ended August 31, 2003, Core Equity and Total Return Funds and for the year ended May 31, 2003, Core Equity Fund, invested in INVESCO Treasurer's Series Money Market Reserve Fund. The income from this investment is recorded in the Statement of Operations.

The Fund may have elements of risk due to investments in specific industries or foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

Investments in securities of U.S. Government agencies or instrumentalities may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers.

D. TAX INFORMATION -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of distributions from ordinary income, long-term capital gains and amounts qualifying for the dividends received deduction available to the Fund's corporate shareholders were as follows:

                   PERIOD ENDED      PERIOD ENDED           YEAR ENDED            YEAR ENDED          YEAR ENDED          YEAR ENDED
                AUGUST 31, 2003   AUGUST 31, 2003         MAY 31, 2003          MAY 31, 2003        MAY 31, 2002        MAY 31, 2002
                ORDINARY INCOME        QUALIFYING      ORDINARY INCOME     LONG-TERM CAPITAL     ORDINARY INCOME   LONG-TERM CAPITAL
FUND              DISTRIBUTIONS        PERCENTAGE        DISTRIBUTIONS    GAIN DISTRIBUTIONS       DISTRIBUTIONS  GAIN DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
Core Equity Fund$     5,596,486           100.00%     $     24,949,882      $              0      $   44,706,262      $  122,066,695
Total Return Fund     3,029,123            79.83%           23,578,246            19,310,571          19,208,537          35,935,698

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting prinicples generally accepted in the United States.

The tax components of the Fund at August 31, 2003 include:

                                                           COST OF             GROSS TAX             GROSS TAX               NET TAX
                                                   INVESTMENTS FOR            UNREALIZED            UNREALIZED          APPRECIATION
FUND                                                  TAX PURPOSES          APPRECIATION          DEPRECIATION        ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
Core Equity Fund                                    $2,084,461,484        $  572,839,436        $   64,954,197        $  507,885,239
Total Return Fund                                      769,321,551            58,321,284            43,294,954            15,026,330

                                                                                                   ACCUMULATED     CUMULATIVE EFFECT
                                                                           UNDISTRIBUTED          CAPITAL LOSS              OF OTHER
FUND                                                                     ORDINARY INCOME            CARRYOVERS    TIMING DIFFERENCES
------------------------------------------------------------------------------------------------------------------------------------
Core Equity Fund                                                          $      464,611        $ (203,269,965)       $    (531,661)
Total Return Fund                                                                138,307           (27,740,462)            (214,849)

The primary difference between book and tax appreciation/depreciation is wash sale loss deferrals.

Capital loss carryovers expire in the years 2010 and 2011. To the extent future capital gains and income are offset by capital and currency loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders. Net capital loss carryovers utilized by Core Equity and Total Return Funds amounted to $36,900,284 and $20,638,338, respectively.

The cumulative effect of other timing differences includes deferred director's fees.

E. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

F. EXPENSES -- Each Fund or Class bears expenses incurred specifically on its behalf and, in addition, each Fund or Class bears a portion of general expenses, based on the relative net assets of each Fund or Class.

Under an agreement between each Fund and the Fund's Custodian, certain Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Custodian Fees and Expenses for Core Equity Fund are reduced by credits earned from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. IFG serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:

                                                                AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                              $500       $700         $1         $2         $4         $6
                            $0 TO      $0 TO    $350 TO    MILLION    MILLION    BILLION    BILLION    BILLION    BILLION       OVER
                             $350       $500       $700      TO $1      TO $2      TO $2      TO $4      TO $6      TO $8         $8
FUND                      MILLION    MILLION    MILLION    BILLION    BILLION    BILLION    BILLION    BILLION    BILLION    BILLION
------------------------------------------------------------------------------------------------------------------------------------
Core Equity Fund            0.60%         --      0.55%         --      0.50%         --      0.45%      0.40%     0.375%      0.35%
Total Return Fund              --      0.75%         --      0.65%         --      0.50%      0.45%      0.40%     0.375%      0.35%

A plan of distribution pursuant to Rule 12b-1 of the Act provides for compensation of marketing and advertising expenditures to ADI or (the "Distributor") effective July 1, 2003, and prior to July 1, 2003 to INVESCO Distributors, Inc. ("IDI"), both are subsidiaries of AMVESCAP PLC, of 0.25% of annual average net assets of Investor Class shares. A master distribution plan and agreement for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Act provides for compensation of certain promotional and other sales related costs to the Distributor. Class A shares of the Fund pay compensation to the Distributor at a rate of 0.35% of annual average net assets. During any period that Class A shares of the Fund are closed to new investors, the Fund will reduce this payment for Class A shares from 0.35% to 0.25% per annum. Class B and Class C shares of the Fund pay compensation to the Distributor at a rate of 1.00% of annual average net assets. Of these amounts, the Distributor may pay a service fee of 0.25% of the average net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose caps on the total sales charges, including asset-based sales charges, that may be paid by the respective class. A plan of distribution pursuant to Rule 12b-1 of the Act provides for financing the distribution and continuing personal shareholder servicing of Class K shares of 0.45% of annual average net assets. Any unreimbursed expenses the Distributor incurs with respect to each Fund in any fiscal year can not be recovered in subsequent years. For the period ended August 31, 2003 and the year ended May 31, 2003, amounts paid to the Distributor were as follows:

                                                               INVESTOR          CLASS          CLASS           CLASS          CLASS
FUND                                                              CLASS              A              B               C             K
------------------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED AUGUST 31, 2003
Core Equity Fund                                      $       1,585,013     $    4,071     $    3,215      $   22,972     $   25,971
Total Return Fund                                               512,766            460          1,382           2,370             --

YEAR ENDED MAY 31, 2003
Core Equity Fund                                      $       6,417,074     $    8,414     $    4,898      $   81,386     $   94,082
Total Return Fund                                             2,234,883          1,373          2,316           6,790             --

Distribution Expenses for each class as presented in the Statement of Operations for the period ended August 31, 2003 and year ended May 31, 2003 were as follows:

                                                               INVESTOR          CLASS          CLASS           CLASS         CLASS
FUND                                                              CLASS              A              B               C             K
------------------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED AUGUST 31, 2003
Core Equity Fund                                      $       1,600,903     $    3,912     $    3,387    $     24,170   $     27,141
Total Return Fund                                               507,039            444          1,448           2,443             --

YEAR ENDED MAY 31, 2003
Core Equity Fund                                      $       6,246,126     $    9,676     $    5,727    $     80,264   $     91,180
Total Return Fund                                             2,174,838          1,515          2,659           6,915             --

IFG receives a transfer agent fee from each Class at an annual rate of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. Aggregate fees collected for such omnibus accounts for the period ended August 31, 2003 amounted to $402,076 for Core Equity fund and $634,814 for Total Return Fund, respectively, of which $186,072 and $295,844, respectively, were retained by IFG. Aggregate fees collected for such omnibus accounts for the year ended May 31, 2003 amounted to $1,935,334 for Core Equity Fund and $3,535,279 for Total Return Fund, of which $937,823 and $1,800,906, respectively, were retained by IFG. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month. Effective October 1, 2003, A I M Fund Services Inc. will assume all responsibilities under the existing Transfer Agency Agreement. Transfer agent fees for each class as presented in the Statement of Operations for the period ended August 31, 2003 and year ended May 31, 2003 were as follows:

                                                               INVESTOR          CLASS          CLASS           CLASS          CLASS
FUND                                                              CLASS              A              B               C              K
------------------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED AUGUST 31, 2003
Core Equity Fund                                           $  1,203,374     $    1,866     $    1,006    $      9,083   $     44,672
Total Return Fund                                               712,492            332            343           1,553             --

YEAR ENDED MAY 31, 2003
Core Equity Fund                                           $  5,196,034     $    4,158     $    1,945    $     34,617   $    319,176
Total Return Fund                                             3,868,389            739            714           6,950             --

In accordance with an Administrative Services Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

IFG has voluntarily agreed to absorb and assume certain fees and expenses incurred by each Fund. IFG is entitled to reimbursement from a Fund share class that has fees and expenses voluntarily absorbed pursuant to this arrangement if such reimbursements do not cause a share class to exceed voluntary expense limitations and the reimbursement is made within three years after IFG incurred the expense. For the period ended August 31, 2003 and year ended May 31, 2003, total fees and expenses voluntarily absorbed were as follows:

                                                               INVESTOR          CLASS          CLASS           CLASS          CLASS
FUND                                                              CLASS              A              B               C              K
------------------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED AUGUST 31, 2003
Core Equity Fund                                           $          0     $        0     $      661    $          0   $          0
Total Return Fund                                               350,616          1,566          1,562           3,121             --

YEAR ENDED MAY 31, 2003
Core Equity Fund                                           $          0     $        0     $    2,300    $          0   $    130,653
Total Return Fund                                             2,080,446          2,592          3,513           8,666             --

At August 31, 2003, the reimbursement that may potentially be made by the Funds to IFG and that will expire during the years ended August 31, 2005 and 2006, are as follows:

                                                               INVESTOR          CLASS          CLASS           CLASS          CLASS
FUND                                                              CLASS              A              B               C              K
------------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 2005
Core Equity Fund                                           $          0     $        0      $       0      $        0   $     85,336
Total Return Fund                                               713,464              0            220             518             --

YEAR ENDED AUGUST 31, 2006
Core Equity Fund                                           $          0     $        0      $   2,960      $        0   $     26,715
Total Return Fund                                             1,717,598          4,158          4,855          11,268             --

During the period ended August 31, 2003 and year ended May 31, 2003, the reimbursement that was made by the Funds to IFG were as follows:

                                                               INVESTOR          CLASS          CLASS           CLASS          CLASS
FUND                                                              CLASS              A              B               C              K
------------------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED AUGUST 31, 2003
Core Equity Fund                                           $          0     $        0      $       0      $        0   $     19,062
Total Return Fund                                                     0              0              0               0             --

                                                               INVESTOR          CLASS          CLASS           CLASS          CLASS
FUND                                                              CLASS              A              B               C              K
------------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED MAY 31, 2003
Core Equity Fund                                           $          0     $        0      $     142      $        0   $     36,157
Total Return Fund                                                42,386             49              0               0             --

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the period ended August 31, 2003, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND                                             PURCHASES                 SALES
--------------------------------------------------------------------------------
Core Equity Fund                            $  342,044,133      $    358,700,001
Total Return Fund                              246,259,827           301,565,747

For the period ended August 31, 2003, the aggregate cost of purchases and proceeds from the sales of U.S. Government securities were as follows:

FUND                                             PURCHASES                 SALES
--------------------------------------------------------------------------------
Total Return Fund                           $  124,790,825      $    118,692,509

NOTE 4 -- TRANSACTIONS WITH AFFILIATES AND AFFILIATED COMPANIES. Certain of the Funds' officers and directors are also officers and directors of IFG, IDI or ADI.

Each Fund has adopted a retirement plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001. Effective November 8, 2002, the plan provides that a director, prior to retirement, may elect to convert amounts accrued under this plan into a new deferred retirement plan and all eligible directors have elected to convert to the new deferred retirement plan.

Pension expenses for the period ended August 31, 2003, included in Directors' Fees and Expenses in the Statement of Operations and pension liability included in Accrued Expenses in the Statement of Assets and Liabilities were as follows:

                                                  PENSIONS               PENSION
FUND                                              EXPENSES             LIABILITY
--------------------------------------------------------------------------------
Core Equity Fund                            $            0        $      144,065
Total Return Fund                                        0                58,126

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

An affiliated company represents ownership by a Fund of at least 5% of the voting securities of the issuer or may be affiliated with other INVESCO investment companies during the period, as defined in the Act. A summary of the transactions during the period ended August 31, 2003, in which the issuer was an affiliate of the Fund, is as follows:

                                                                                                      REALIZED
                                   PURCHASES                         SALES                      GAIN (LOSS) ON
                        ----------------------------------------------------------------            INVESTMENT              VALUE AT
AFFILIATE                SHARES                  COST       SHARES              PROCEEDS            SECURITIES             8/31/2003
------------------------------------------------------------------------------------------------------------------------------------
CORE EQUITY FUND
INVESCO Treasurer's
   Series Money
   Market Reserve
   Fund              31,189,550          $ 31,189,550            0          $          0          $          0          $ 31,189,550
TOTAL RETURN FUND
INVESCO Treasurer's
   Series Money
   Market Reserve
   Fund              11,839,863            11,839,863    3,039,646             3,039,646                     0             8,800,217

Dividend income from INVESCO Treasurer's Series Money Market Reserve Fund is disclosed in the Statement of Operations.

NOTE 5 -- SECURITIES LOANED. The Funds have entered into a securities lending agreement with the custodian. Under the terms of the agreement, the Funds receive income, recorded monthly, after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal in value to the value of securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer's Series Money Market Reserve Fund or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. During the period ended August 31, 2003, there were no such securities lending arrangements for Core Equity and Total Return Funds. During the year ended May 31, 2003, Total Return Fund received $15,284 from INVESCO Treasurer's Series Money Market Reserve Fund. During that same period there were no such investments for Core Equity Fund. The securities loaned income is recorded in the Statement of Operations.

NOTE 6 -- INTERFUND BORROWING AND LENDING. Each Fund is party to an interfund lending agreement between each Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Funds may borrow up to 10% of its total net assets for temporary or emergency purposes. During the period ended August 31, 2003, Total Return Fund borrowed cash at a weighted average rate of 1.25% and interest expenses amounted to $259. During that same period, Core Equity Fund lent cash at a weighted average rate of 1.35% and interest income amounted to $15,538. During the year ended May 31, 2003, Total Return Fund borrowed cash at a weighted average rate of 1.86% and interest expenses amounted to $4,049. During that same period Core Equity and Total Return Funds lent cash at a weighted average rate ranging from 1.49% to 1.69% and interest income amounted to $101,513 and $229, respectively.

NOTE 7 -- LINE OF CREDIT. Each Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. During the period ended August 31, 2003 and the year ended May 31, 2003, there were no such borrowings for any Fund.

NOTE 8 -- CONTINGENT DEFERRED SALES CHARGE ("CDSC"). Class A shares may charge a 1.00% CDSC if a shareholder purchased $1,000,000 or more and redeemed these shares within 18 months from the date of purchase. Qualified plans investing in Class A shares may pay a 1.00% CDSC and Class K shares may pay a 0.70% CDSC if a shareholder redeemed these shares within 12 months from the date of purchase. A CDSC is charged by Class B shares on redemptions or exchanges of shares at a maximum of 5.00% beginning at the time of purchase to 0.00% at the beginning of the seventh year. A 1.00% CDSC is charged by Class C shares on redemptions or exchanges held thirteen months or less. Effective August 18, 2003, a 1.00% CDSC is charged by Class C shares on redemptions or exchanges held twelve months or less. Shares acquired through reinvestment of dividends or other distributions are not charged a CDSC. The CDSC may be reduced or certain sales charge exceptions may apply. The CDSC is paid by the redeeming shareholder and therefore it is not an expense of the Fund. For the period ended August 31, 2003 and the year ended May 31, 2003, the Distributor received the following CDSC from Class A, Class B, Class C and Class K shareholders:

FUND                                                       CLASS A               CLASS B               CLASS C               CLASS K
------------------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED AUGUST 31, 2003
Core Equity Fund                                    $            0        $           20        $          825        $            0
Total Return Fund                                                0                    87                    10                    --

YEAR ENDED MAY 31, 2003
Core Equity Fund                                    $            0        $        2,357        $        1,456        $            0
Total Return Fund                                                0                    68                   600                    --

NOTE 9 -- SHARE INFORMATION. Changes in fund share transactions during the period ended August 31, 2003, the year ended May 31, 2003 and the year/period ended May 31, 2002 were as follows:

                                               CORE EQUITY FUND                                       TOTAL RETURN FUND
                            PERIOD ENDED                                             PERIOD ENDED
                               AUGUST 31               YEAR ENDED MAY 31                AUGUST 31               YEAR ENDED MAY 31
------------------------------------------------------------------------------------------------------------------------------------
                                    2003              2003           2002                    2003              2003            2002
                                 (Note 1)                         (Note 1)                (Note 1)                          (Note 1)
Shares Sold
   Investor Class             14,299,729       134,487,016     49,562,641               1,871,239         9,129,088      12,363,324
   Class A                        55,314           811,049         25,586                   3,836            97,195           3,811
   Class B                         8,424           109,624         22,265                   4,240            23,446           3,742
   Class C                       310,777           977,548      1,126,894                  58,588           195,554         404,057
   Class K                       246,903           900,319      2,553,975                      --                --              --
Shares Issued from
   Reinvestment of Distributions
      Investor Class             469,968         2,317,437     13,026,257                 133,107         1,980,593       2,193,619
      Class A                        516             5,018            124                      79             1,053              44
      Class B                          0               557            113                      41               754              17
      Class C                         87                 0         29,820                      64             1,004             724
      Class K                          0             2,620         63,627                      --                --              --
====================================================================================================================================
                              15,391,718       139,611,188     66,411,302               2,071,194        11,428,687      14,969,338
Shares Repurchased
   Investor Class            (22,839,113)     (169,909,141)   (84,345,529)             (4,032,844)      (18,683,127)    (24,729,012
   Class A                      (148,933)         (390,387)            (4)                 (6,040)          (76,664)              0
   Class B                        (2,484)           (9,405)             0                  (3,380)           (1,218)              0
   Class C                      (210,499)         (962,681)    (1,065,563)                (56,839)         (184,935)       (392,568)
   Class K                       (78,856)       (1,199,935)      (130,138)                     --                --              --
====================================================================================================================================
                             (23,279,885)     (172,471,549)   (85,541,234)             (4,099,103)      (18,945,944)    (25,121,580)
NET DECREASE IN
   FUND SHARES                (7,888,167)      (32,860,361)   (19,129,932)             (2,027,909)       (7,517,257)   (10,152,242)
====================================================================================================================================

NOTE 10 -- ADDITIONAL INFORMATION. On June 9, 2003, the Board of Directors for Balanced Fund ("Selling Fund") unanimously approved an Agreement and Plan of Reorganization (the "Plan") pursuant to which the Selling Fund, would transfer all of its assets and liabilities to Total Return Fund. The Plan has proposals for a new investment advisory agreement and a new administrative services agreement with A I M Advisers, Inc. The Plan is also seeking approval for a redomestication of the Funds, changing the domicile and form of organization of the Funds (which are currently organized as Maryland Corporations) to a Delaware statutory trust. The Plan is more fully described in a proxy statement presented for shareholder consideration on August 25, 2003.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of INVESCO Combination Stock & Bond Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Core Equity Fund and INVESCO Total Return Fund (two of the portfolios constituting INVESCO Combination Stock & Bond Funds, Inc., hereafter referred to as the "Fund") at August 31, 2003, the results of each of their operations for the periods indicated, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003 by correspondence with the custodians and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
October 9, 2003

FINANCIAL HIGHLIGHTS

CORE EQUITY FUND -- INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                           PERIOD                                                               PERIOD         YEAR
                                            ENDED                                                                ENDED        ENDED
                                        AUGUST 31                        YEAR ENDED MAY 31                      MAY 31      JUNE 30
------------------------------------------------------------------------------------------------------------------------------------
                                              2003(a)       2003         2002         2001           2000         1999(b)      1998
PER SHARE DATA
Net Asset Value -- Beginning of Period $     10.43    $    11.60    $   13.91   $    15.45    $     15.85    $   16.18     $  15.31
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                         0.02          0.10         0.16         0.22           0.24         0.30         0.38
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)             0.52         (1.17)       (1.88)       (0.31)          1.05         1.19         2.54
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS              0.54         (1.07)       (1.72)       (0.09)          1.29         1.49         2.92
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS              0.02          0.10         0.59         1.45           1.69         1.82         2.05
====================================================================================================================================
Net Asset Value -- End of Period       $     10.95    $    10.43    $   11.60   $    13.91    $     15.45      $ 15.85     $  16.18
====================================================================================================================================

TOTAL RETURN                                  5.22%(c)     (9.18%)     (12.42%)     (0.45%)          8.46%       10.31%(c)    20.55%

RATIOS
Net Assets -- End of Period
    ($000 Omitted)                     $ 2,554,020    $2,518,441    $3,184,866  $4,120,025    $ 4,405,739   $4,845,036   $5,080,735
Ratio of Expenses to Average
   Net Assets(d)(e)                           1.05%(f)      1.08%         1.02%       0.96%          0.93%        0.90%(f)     0.90%
Ratio of Net Investment Income to
   Average Net Assets(e)                      0.91%(f)      0.99%         1.27%       1.47%          1.52%        2.10%(f)     2.35%
Portfolio Turnover Rate                         14%(c)        36%           25%         36%            50%          47%(c)       58%

(a) From June 1, 2003 to August 31, 2003, the Fund's current fiscal year end.

(b) From July 1, 1998 to May 31, 1999.

(c) Based on operations for the period shown and, accordingly, is not representative of a full year.

(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).

(e) Various expenses of the Class were voluntarily absorbed by IFG for the period ended May 31, 1999 and for the year ended June 30,
    1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.91%
    (annualized) and 0.90%, respectively, and ratio of net investment income to average net assets would have been 2.09%
    (annualized) and 2.35%, respectively.

(f) Annualized.

FINANCIAL HIGHLIGHTS

CORE EQUITY FUND -- CLASS A
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                            PERIOD         YEAR      PERIOD
                                                                                             ENDED        ENDED       ENDED
                                                                                         AUGUST 31       MAY 31      MAY 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              2003(a)      2003        2002(b)
PER SHARE DATA
Net Asset Value -- Beginning of Period                                                   $   10.35     $  11.56     $ 12.34
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income(c)                                                                      0.00         0.15        0.01
Net Gains or (Losses) on Securities (Both Realized and Unrealized)                            0.53        (1.21)      (0.71)
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                              0.53        (1.06)      (0.70)
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                                              0.02         0.15        0.08
====================================================================================================================================
Net Asset Value -- End of Period                                                         $   10.86     $  10.35     $ 11.56
====================================================================================================================================

TOTAL RETURN(d)                                                                               5.09%(e)    (9.09%)     (5.67%)(e)

RATIOS
Net Assets -- End of Period ($000 Omitted)                                               $   3,893     $  4,674     $   297
Ratio of Expenses to Average Net Assets(f)                                                    1.26%(g)     1.23%       0.99%(g)
Ratio of Net Investment Income to Average Net Assets                                          0.64%(g)     0.92%       1.41%(g)
Portfolio Turnover Rate                                                                         14%(e)       36%         25%(h)

(a) From June 1, 2003 to August 31, 2003, the Fund's current fiscal year end.

(b) From April 1, 2002, inception of Class, to May 31, 2002.

(c) Net Investment Income aggregated less than $0.01 on a per share basis for the period ended August 31, 2003.

(d) The applicable sales charge is not included in the Total Return calculation.

(e) Based on operations for the period shown and, accordingly, is not representative of a full year.

(f) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(g) Annualized.

(h) Portfolio Turnover is calculated at the Fund level. Represents the year ended May 31, 2002.


FINANCIAL HIGHLIGHTS

CORE EQUITY FUND -- CLASS B
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                PERIOD           YEAR    PERIOD
                                                                                                 ENDED          ENDED     ENDED
                                                                                             AUGUST 31         MAY 31    MAY 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  2003(a)        2003      2002(b)
PER SHARE DATA
Net Asset Value -- Beginning of Period                                                       $   10.27       $  11.54   $ 12.34
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(c)
Net Investment Income (Loss)(d)                                                                  (0.00)         (0.00)     0.01
Net Gains or (Losses) on Securities (Both Realized and Unrealized)                                0.49          (1.17)    (0.73)
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                                  0.49          (1.17)    (0.72)
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                                                  0.00           0.10      0.08
====================================================================================================================================
Net Asset Value -- End of Period                                                             $   10.76       $  10.27   $ 11.54
====================================================================================================================================

TOTAL RETURN(e)                                                                                   4.77%(f)     (10.11%)   (5.83%)(f)

RATIOS
Net Assets -- End of Period ($000 Omitted)                                                   $   1,390       $  1,264   $   258
Ratio of Expenses to Average Net Assets(g)(h)                                                     2.16%(i)       2.16%     1.62%(i)
Ratio of Net Investment Income (Loss) to Average Net Assets(h)                                   (0.19%)(i)     (0.05%)    0.84%(i)
Portfolio Turnover Rate                                                                             14%(f)         36%       25%(j)

(a) From June 1, 2003 to August 31, 2003, the Fund's current fiscal year end.

(b) From April 1, 2002, inception of Class, to May 31, 2002.

(c) The per share information was computed based on average shares for the year ended May 31, 2003.

(d) Net Investment Loss aggregated less than $0.01 on a per share basis for the period ended August 31, 2003 and the year ended May
    31, 2003.

(e) The applicable CDSC is not included in the Total Return calculation.

(f) Based on operations for the period shown and, accordingly, is not representative of a full year.

(g) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Advisor, if applicable, which is before any expense offset arrangements (which may include custodian fees).

(h) Various expenses of the Class were voluntarily absorbed by IFG for the period ended August 31, 2003 and the year ended May 31,
    2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.35%
    (annualized) and 2.57%, respectively, and ratio of net investment loss to average net assets would have been (0.38%)
    (annualized) and (0.46%), respectively.

(i) Annualized.

(j) Portfolio Turnover is calculated at the Fund level. Represents the year ended May 31, 2002.


FINANCIAL HIGHLIGHTS

CORE EQUITY FUND -- CLASS C
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     PERIOD                                              PERIOD
                                                                      ENDED                                               ENDED
                                                                  AUGUST 31               YEAR ENDED MAY 31              MAY 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                       2003(a)       2003         2002         2001       2000(b)
PER SHARE DATA
Net Asset Value -- Beginning of Period                              $ 10.34     $   11.51    $    3.77    $   15.32   $    14.55
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(c)                                       (0.00)        (0.01)        0.05         0.18         0.12
Net Gains or (Losses) on Securities (Both Realized and Unrealized)     0.51         (1.16)       (1.86)       (0.38)        0.84
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                       0.51         (1.17)       (1.81)       (0.20)        0.96
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS(d)                                    0.00          0.00         0.45         1.35         0.19
====================================================================================================================================
Net Asset Value -- End of Period                                    $ 10.85     $   10.34    $   11.51    $   13.77   $    15.32
====================================================================================================================================

TOTAL RETURN(e)                                                        4.94%(f)    (10.17%)     (13.17%)      (1.22%)       6.66%(f)

RATIOS
Net Assets -- End of Period ($000 Omitted)                          $10,435     $   8,912     $  9,747    $  10,404   $    1,388
Ratio of Expenses to Average Net Assets(g)                             2.12%(h)      2.20%        1.90%        1.73%        1.67%(h)
Ratio of Net Investment Income (Loss) to Average Net Assets           (0.15%)(h)    (0.12%)       0.40%        0.75%        0.94%(h)
Portfolio Turnover Rate                                                  14%(f)        36%          25%          36%          50%(i)

(a) From June 1, 2003 to August 31, 2003, the Fund's current fiscal year end.

(b) From February 15, 2000, inception of Class, to May 31, 2000.

(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the period ended August 31, 2003.

(d) Dividends and Distributions aggregated less than $0.01 on a per share basis for the period ended August 31, 2003.

(e) The applicable CDSC is not included in the Total Return calculation.

(f) Based on operations for the period shown and, accordingly, is not representative of a full year.

(g) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(h) Annualized.

(i) Portfolio Turnover is calculated at the Fund level. Represents the year ended May 31, 2000.


FINANCIAL HIGHLIGHTS

CORE EQUITY FUND -- CLASS K
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                             PERIOD                                    PERIOD
                                                                              ENDED                                     ENDED
                                                                          AUGUST 31          YEAR ENDED MAY 31         MAY 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                               2003(a)       2003        2002            2001(b)
PER SHARE DATA
Net Asset Value -- Beginning of Period                                  $     10.25      $  11.41    $  13.84      $    14.38
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(c)
Net Investment Income (Loss)(d)                                               (0.00)         0.01        0.20           (0.05)
Net Gains or (Losses) on Securities (Both Realized and Unrealized)             0.50         (1.16)      (1.98)          (0.48)
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                               0.50         (1.15)      (1.78)          (0.53)
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                               0.00          0.01        0.65            0.01
====================================================================================================================================
Net Asset Value -- End of Period                                        $     10.75      $  10.25    $  11.41      $    13.84
====================================================================================================================================

TOTAL RETURN                                                                   4.88%(e)    (10.07%)    (12.91%)         (3.68%)(e)

RATIOS
Net Assets -- End of Period ($000 Omitted)                              $    25,351      $ 22,450    $ 28,372      $        1
Ratio of Expenses to Average Net Assets(f)(g)                                  2.11%(h)      1.98%       1.18%           3.00%(h)
Ratio of Net Investment Income (Loss) to Average Net Assets(g)                (0.14%)(h)     0.08%       1.08%          (0.71%)(h)
Portfolio Turnover Rate                                                          14%(e)        36%         25%             36%(i)

(a) From June 1, 2003 to August 31, 2003, the Fund's current fiscal year end.

(b) From December 14, 2000, inception of Class, to May 31, 2001.

(c) The per share information was computed based on average shares for the period ended August 31, 2003 and the year ended May 31,
    2003.

(d) Net Investment Loss aggregated less that $0.01 on a per share basis for the period ended August 31, 2003.

(e) Based on operations for the period shown and, accordingly, is not representative of a full year.

(f) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).

(g) Various expenses of the Class were voluntarily absorbed by IFG for the year ended May 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.63%, and ratio of net investment loss to average net assets would have been (0.57%).

(h) Annualized.

(i) Portfolio Turnover is calculated at the Fund level. Represents the year ended May 31, 2001.


FINANCIAL HIGHLIGHTS

TOTAL RETURN FUND -- INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                            PERIOD                                                           PERIOD           YEAR
                                             ENDED                                                            ENDED          ENDED
                                         AUGUST 31                      YEAR ENDED MAY 31                    MAY 31      AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
                                              2003(a)      2003         2002         2001         2000         1999(b)        1998
PER SHARE DATA
Net Asset Value -- Beginning of Period  $    21.96    $   24.28   $    26.75   $    27.74   $    32.37   $    28.16   $      27.77
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                         0.09         0.40         0.39         0.55         0.81         0.60           0.83
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)             0.57        (1.63)       (1.74)       (0.29)       (3.47)        5.03           0.87
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS              0.66        (1.23)       (1.35)        0.26        (2.66)        5.63           1.70
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS              0.09         1.09         1.12         1.25         1.97         1.42           1.31
====================================================================================================================================
Net Asset Value -- End of Period        $    22.53    $   21.96   $    24.28   $    26.75   $    27.74   $    32.37   $      28.16
====================================================================================================================================

TOTAL RETURN                                  2.99%(c)    (4.85%)      (5.13%)       1.08%       (8.29%)      20.27%(c)       6.02%

RATIOS
Net Assets -- End of Period
    ($000 Omitted)                      $  786,180    $ 810,787   $1,080,197   $1,462,543   $2,326,899   $3,418,746   $  2,561,016
Ratio of Expenses to Average
   Net Assets(d)(e)                          1.24%(f)      1.26%        1.49%        1.27%        1.00%        0.83%(f)       0.79%
Ratio of Net Investment Income to
   Average Net Assets(e)                     1.48%(f)      1.90%        1.57%        1.98%        2.60%        2.61%(f)       2.82%
Portfolio Turnover Rate                        47%(c)        45%          54%          76%          49%           7%(c)         17%

(a) From June 1, 2003 to August 31, 2003, the Fund's current fiscal year end.

(b) From September 1, 1998 to May 31, 1999.

(c) Based on operations for the period shown, and accordingly, is not representative of a full year.

(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any offset arrangements (which may include custodian, distribution and transfer agent fees).

(e) Various expenses of the Class were voluntarily absorbed by IFG for the period ended August 31, 2003, the year ended May 31,
    2003, the period ended May 31, 1999 and the year ended August 31, 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.41% (annualized), 1.50%, 0.84% (annualized) and 0.80%, respectively, and ratio of net investment income to average net assets would have been 1.31% (annualized), 1.66%, 2.60% (annualized) and
    2.81%, respectively.

(f) Annualized.


FINANCIAL HIGHLIGHTS

TOTAL RETURN FUND -- CLASS A
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                             PERIOD                  YEAR              PERIOD
                                                                              ENDED                 ENDED               ENDED
                                                                          AUGUST 31                MAY 31              MAY 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                               2003(a)               2003                2002(b)
PER SHARE DATA
Net Asset Value -- Beginning of Period                                $       21.47           $     24.08           $   25.28
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                          0.05                  0.63                0.03
Net Gains or (Losses) on Securities (Both Realized and Unrealized)             0.59                 (1.89)              (0.95)
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                               0.64                 (1.26)              (0.92)
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                               0.09                  1.35                0.28
====================================================================================================================================
Net Asset Value -- End of Period                                      $       22.02           $     21.47           $   24.08
====================================================================================================================================

TOTAL RETURN(c)                                                                3.00%(d)             (4.99%)             (3.64%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)                            $         513           $       546           $      93
Ratio of Expenses to Average Net Assets(e)(f)                                  1.34%(g)              1.34%               1.18%(g)
Ratio of Net Investment Income to Average Net Assets(f)                        1.40%(g)              1.76%               2.11%(g)
Portfolio Turnover Rate                                                          47%(d)                45%                 54%(h)

(a) From June 1, 2003 to August 31, 2003, the Fund's current fiscal year end.

(b) From April 1, 2002, inception of Class, to May 31, 2002.

(c) The applicable sales charge is not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).

(f) Various expenses of the Class were voluntarily absorbed by IFG for the period ended August 31, 2003 and the year ended May 31,
    2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.57%
    (annualized) and 1.94%, respectively, and ratio of net investment income to average net assets would have been 0.17%
    (annualized) and 1.16%, respectively.

(g) Annualized.

(h) Portfolio Turnover is calculated at the Fund level. Represents the year ended May 31, 2002.


FINANCIAL HIGHLIGHTS

TOTAL RETURN FUND -- CLASS B
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                             PERIOD                  YEAR              PERIOD
                                                                              ENDED                 ENDED               ENDED
                                                                          AUGUST 31                MAY 31              MAY 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                               2003(a)              2003               2002(b)
PER SHARE DATA
Net Asset Value -- Beginning of Period                                $       21.31           $     24.08           $   25.28
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                          0.05                  0.54                0.02
Net Gains or (Losses) on Securities (Both Realized and Unrealized)             0.54                 (1.94)              (0.96)
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                               0.59                 (1.40)              (0.94)
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                               0.05                  1.37                0.26
====================================================================================================================================
Net Asset Value -- End of Period                                              21.85           $     21.31           $   24.08
====================================================================================================================================

TOTAL RETURN(c)                                                                2.79%(d)             (5.54%)             (3.76%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)                            $         604           $       570           $      91
Ratio of Expenses to Average Net Assets(e)(f)                                  1.99%(g)              2.01%               1.86%(g)
Ratio of Net Investment Income to Average Net Assets(f)                        0.73%(g)              1.13%               1.27%(g)
Portfolio Turnover Rate                                                          47%(d)                45%                 54%(h)

(a) From June 1, 2003 to August 31, 2003, the Fund's current fiscal year end.

(b) From April 1, 2002, inception of Class, to May 31, 2002.

(c) The applicable CDSC is not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).

(f) Various expenses of the Class were voluntarily absorbed by IFG for the period ended August 31, 2003 and the year ended May 31,
    2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.07%
    (annualized) and 3.33%, respectively, and the ratio of net investment loss to average net assets would have been (0.35%)
    (annualized) and (0.19%), respectively.

(g) Annualized.

(h) Portfolio Turnover is calculated at the Fund level. Represents the year ended May 31, 2002.


FINANCIAL HIGHLIGHTS

TOTAL RETURN FUND -- CLASS C
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    PERIOD                                                PERIOD
                                                                     ENDED                                                 ENDED
                                                                 AUGUST 31                    YEAR ENDED MAY 31           MAY 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      2003(a)           2003         2002         2001      2000(b)

PER SHARE DATA
Net Asset Value -- Beginning of Period                          $    21.47        $    23.60   $    26.07    $  $27.30  $  26.71
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                 0.03              0.12         0.05         0.43      0.29
Net Gains or (Losses) on Securities (Both Realized
  and Unrealized)                                                     0.57             (1.54)       (1.71)       (0.94)     0.87
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                      0.60             (1.42)       (1.66)       (0.51)     1.16
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                      0.04              0.71         0.81         0.72      0.57
====================================================================================================================================
Net Asset Value -- End of Period                                $    22.03        $    21.47   $    23.60    $   26.07  $  27.30
====================================================================================================================================

TOTAL RETURN(c)                                                       2.79%(d)         (5.91%)      (6.44%)      (1.78%)    4.40%(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)                      $      847        $      787   $      591    $     334  $     10
Ratio of Expenses to Average Net Assets(e)(f)                         1.99%(g)          2.24%        2.59%        2.30%     2.94%(g)
Ratio of Net Investment Income to Average Net Assets(f)               0.60%(g)          0.89%        0.46%        0.84%     1.46%(g)
Portfolio Turnover Rate                                                47%(d)             45%          54%          76%       49%(h)

(a) From June 1, 2003 to August 31, 2003, the Fund's current fiscal year end.

(b) From February 15, 2000, inception of Class, to May 31, 2000.

(c) The applicable CDSC is not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).

(f) Various expenses of the Class were voluntarily absorbed by IFG for the period ended August 31, 2003 and the year ended May 31,
    2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.26%
    (annualized) and 3.49%, respectively, and ratio of net investment loss to average net assets would have been (0.67%)
    (annualized) and (0.36%), respectively.

(g) Annualized.

(h) Portfolio Turnover is calculated at the Fund level. Represents the year ended May 31, 2000.

OTHER INFORMATION
UNAUDITED

The table below provides information about each of the Independent and Interested Directors. Their affiliations represent their principal occupations.

                                                                                                NUMBER OF
                                                                                                 FUNDS IN
                           POSITION(S) HELD WITH                                                     FUND
                                COMPANY, TERM OF                                                  COMPLEX                      OTHER
                               OFFICE AND LENGTH                  PRINCIPAL OCCUPATION(S)     OVERSEEN BY              DIRECTORSHIPS
NAME, ADDRESS AND AGE            OF TIME SERVED*                  DURING PAST FIVE YEARS*        DIRECTOR           HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Bob R. Baker                    Vice Chairman of               Consultant (2000-present).             47
37 Castle Pines Dr. N.                 the Board            Formerly, President and Chief
Castle Rock, Colorado               (Since 2003)            Executive Officer (1988-2000)
                                                           of AMC Cancer Research Center,
Age: 67                                                           Denver, Colorado. Until
                                                                  Mid-December 1988, Vice
                                                           Chairman of the Board of First
                                                                       Columbia Financial
                                                                  Corporation, Englewood,
                                                             Colorado; formerly, Chairman
                                                                   of the Board and Chief
                                                               Executive Officer of First
                                                                       Columbia Financial
                                                                             Corporation.

Sueann Ambron, Ph.D.                    Director             Dean of the Business School,             47
University of Colorado              (Since 2003)                     College of Business,
at Denver                                                       University of Colorado of
1250 14th Street                                                   Denver (2000-present).
Denver, Colorado                                            Formerly, President and Chief
                                                             Executive Officer of Avulet,
Age: 58                                                       Inc., Sunnyvale, California
                                                           (1998-1999); and formerly Vice
                                                           President and General Manager,
                                                            Multimedia Services Division,
                                                              Motorola, Inc., Schaumburg,
                                                                    Illinois (1996-1998).

Victor L. Andrews, Ph.D.                Director             Professor Emeritus, Chairman             47
34 Seawatch Drive                                           Emeritus and Chairman and CFO
Savannah, Georgia                                                of the Roundtable of the
                                                                 Department of Finance of
Age: 73                                                     Georgia State University; and
                                                             President, Andrews Financial
                                                             Associates, Inc. (consulting
                                                           firm). Formerly, member of the
                                                                 faculties of the Harvard
                                                           Business School; and the Sloan
                                                             School of Management of MIT.

Lawrence H. Budner                      Director              Trust Consultant. Formerly,             47
7608 Glen Albens Circle                                         Senior Vice President and
Dallas, Texas                                                     Senior Trust Officer of
                                                                 InterFirst Bank, Dallas,
Age: 73                                                                            Texas.


OTHER INFORMATION

UNAUDITED

                                                                                                NUMBER OF
                                                                                                 FUNDS IN
                           POSITION(S) HELD WITH                                                     FUND
                                COMPANY, TERM OF                                                  COMPLEX                      OTHER
                               OFFICE AND LENGTH                  PRINCIPAL OCCUPATION(S)     OVERSEEN BY              DIRECTORSHIPS
NAME, ADDRESS AND AGE            OF TIME SERVED*                  DURING PAST FIVE YEARS*        DIRECTOR           HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
James T. Bunch                          Director              Co-President and Founder of             47
3600 Republic Plaza                 (since 2000)            Green, Manning & Bunch, Ltd.,
370 Seventeenth Street                                                   Denver, Colorado
Denver, Colorado                                               (1988-present) (investment
                                                                 banking firm); Director,
Age: 60                                                      Policy Studies, Inc. and Van
                                                            Gilder Insurance Corporation.
                                                            Formerly, General Counsel and
                                                                  Director of Boettcher &
                                                           Company, Denver, Colorado; and
                                                                   formerly, Chairman and
                                                               Managing Partner of Davis,
                                                                 Graham & Stubbs, Denver,
                                                                                Colorado.

Gerald J. Lewis                         Director           Chairman of Lawsuit Resolution             47         Director of General
701 "B" Street                      (since 2000)                     Services, San Diego,                      Chemical Group, Inc.,
Suite 2100                                                     California (1987-present).                     Hampdon, New Hampshire
San Diego, California                                      Formerly, Associate Justice of                   (1996-present). Director
                                                                  the California Court of                            of Wheelabrator
Age: 69                                                          Appeals; and Of Counsel,                        Technologies, Inc.,
                                                             Latham & Watkins, San Diego,                   Fisher Scientific, Inc.,
                                                                  California (1987-1997).                      Henley Manufacturing,
                                                                                                                Inc., and California
                                                                                                            Coastal Properties, Inc.

John W. McIntyre                        Director               Retired. Trustee of Gables             47
7 Piedmont Center                                          Residential Trust. Trustee and
Suite 100                                                       Chairman of the J.M. Tull
Atlanta, Georgia                                                   Charitable Foundation;
                                                            Director of Kaiser Foundation
Age: 72                                                     Health Plans of Georgia, Inc.
                                                           Formerly, Vice Chairman of the
                                                                Board of Directors of The
                                                                    Citizens and Southern
                                                              Corporation and Chairman of
                                                            the Board and Chief Executive
                                                              Officer of The Citizens and
                                                             Southern Georgia Corporation
                                                            and The Citizens and Southern
                                                                 National Bank. Formerly,
                                                                Trustee of INVESCO Global
                                                                 Health Sciences Fund and
                                                                    Trustee of Employee's
                                                            Retirement System of Georgia,
                                                                        Emory University.

Larry Soll, Ph. D.                      Director           Retired. Formerly, Chairman of             47        Director of Synergen
2358 Sunshine Canyon Dr.            (since 1997)             the Board (1987-1994), Chief                     since incorporation in
Boulder, Colorado                                            Executive Officer (1982-1989                     1982; Director of Isis
                                                             and 1993-1994) and President                      Pharmaceuticals, Inc.
Age: 61                                                     (1982-1989) of Synergen Inc.;
                                                                 and formerly, Trustee of
                                                           INVESCO Global Health Sciences
                                                                                    Fund.


OTHER INFORMATION

UNAUDITED


                                                                                                NUMBER OF
                                                                                                 FUNDS IN
                           POSITION(S) HELD WITH                                                     FUND
                                COMPANY, TERM OF                                                  COMPLEX                      OTHER
                               OFFICE AND LENGTH                  PRINCIPAL OCCUPATION(S)     OVERSEEN BY              DIRECTORSHIPS
NAME, ADDRESS AND AGE            OF TIME SERVED*                  DURING PAST FIVE YEARS*        DIRECTOR           HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS AND OFFICERS

These directors are "interested persons" of IFG as defined in the Act, and they are interested persons by virtue of the fact that he/she is an officer or director of IFG, IDI or an affiliate of IFG.

Mark H. Williamson               Chairman of the            President and Chief Executive             47
4350 South Monaco Street     Board (since 1999).                 Officer A I M Investment
Denver, Colorado             Formerly, President           Management and Chief Executive
                                (1998-2002); and            Officer of the A I M Division
Age: 52                          Chief Executive                          of AMVESCAP PLC
                            Officer (1998-2002).                (2003-present). Formerly,
                                                                 Chief Executive Officer,
                                                               Managed Products Division,
                                                                AMVESCAP PLC (2001-2002).
                                                                Formerly, Chairman of the
                                                             Board (1998-2002), President
                                                                   (1998-2002), and Chief
                                                            Executive Officer (1998-2002)
                                                             of INVESCO Funds Group, Inc.
                                                             and of INVESCO Distributors,
                                                           Inc. Formerly, Chief Operating
                                                              Officer and Chairman of the
                                                           Board of INVESCO Global Health
                                                                 Sciences Fund; formerly,
                                                             Chairman and Chief Executive
                                                                   Officer of NationsBanc
                                                            Advisors, Inc.; and formerly,
                                                                  Chairman of NationsBanc
                                                                        Investments, Inc.

Raymond R. Cunningham           President (2001-             President (2001-present) and             47   Director of INVESCO Funds
4350 South Monaco Street         present), Chief                  Chief Executive Officer                   Group, Inc. and Chairman
Denver, Colorado               Executive Officer                (2003-present) of INVESCO                    of the Board of INVESCO
                              (2003-present) and           Funds Group, Inc.; Chairman of                         Distributors, Inc.
Age: 52                          Director (2001-               the Board (2003-present),
                             present). Formerly,            President (2003-present), and
                                  Vice President                  Chief Executive Officer
                                    (2001-2002).                (2003-present) of INVESCO
                                                             Distributors, Inc. Formerly,
                                                                  Chief Operating Officer
                                                              (2001-2003) and Senior Vice
                                                                 President (1999-2002) of
                                                            INVESCO Funds Group, Inc. and
                                                              INVESCO Distributors, Inc.;
                                                                and Formerly, Senior Vice
                                                           President of GT Global - North
                                                                     America (1992-1998).

Richard W. Healey                       Director                 Senior Vice President of             39   Director of INVESCO Funds
4350 South Monaco Street            (since 2000)               INVESCO Funds Group, Inc.;                    Group, Inc. and INVESCO
Denver, Colorado                                                 Senior Vice President of                         Distributors, Inc.
                                                               INVESCO Distributors, Inc.
Age: 48                                                             Formerly, Senior Vice
                                                           President of GT Global - North
                                                              America (1996-1998) and The
                                                              Boston Company (1993-1996).


OTHER INFORMATION

UNAUDITED



                                                                                                NUMBER OF
                                                                                                 FUNDS IN
                           POSITION(S) HELD WITH                                                     FUND
                                COMPANY, TERM OF                                                  COMPLEX                      OTHER
                               OFFICE AND LENGTH                  PRINCIPAL OCCUPATION(S)     OVERSEEN BY              DIRECTORSHIPS
NAME, ADDRESS AND AGE            OF TIME SERVED*                  DURING PAST FIVE YEARS*        DIRECTOR           HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Glen A. Payne                          Secretary           Senior Vice President, General
4350 South Monaco Street                                         Counsel and Secretary of
Denver, Colorado                                               INVESCO Funds Group, Inc.;
                                                                   Senior Vice President,
Age: 55                                                     Secretary and General Counsel
                                                            of INVESCO Distributors, Inc.
                                                           Formerly, Secretary of INVESCO
                                                             Global Health Sciences Fund;
                                                               General Counsel of INVESCO
                                                           Trust Company (1989-1998); and
                                                            employee of a U.S. regulatory
                                                                 agency, Washington, D.C.
                                                                             (1973-1989).

Ronald L. Grooms                Chief Accounting                Senior Vice President and                  Director of INVESCO Funds
4350 South Monaco Street          Officer, Chief               Treasurer of INVESCO Funds                    Group, Inc. and INVESCO
Denver, Colorado               Financial Officer             Group, Inc.; and Senior Vice                         Distributors, Inc.
                                   and Treasurer               President and Treasurer of
Age: 56                                                        INVESCO Distributors, Inc.
                                                                  Formerly, Treasurer and
                                                                  Principal Financial and
                                                            Accounting Officer of INVESCO
                                                             Global Health Sciences Fund;
                                                            and Senior Vice President and
                                                               Treasurer of INVESCO Trust
                                                                     Company (1988-1998).

William J. Galvin, Jr.                 Assistant                Senior Vice President and                  Director of INVESCO Funds
4350 South Monaco Street               Secretary           Assistant Secretary of INVESCO                    Group, Inc. and INVESCO
Denver, Colorado                                            Funds Group, Inc.; and Senior                         Distributors, Inc.
                                                             Vice President and Assistant
Age: 47                                                              Secretary of INVESCO
                                                             Distributors, Inc. Formerly,
                                                           Trust Officer of INVESCO Trust
                                                                     Company (1995-1998).

Pamela J. Piro                         Assistant             Vice President and Assistant
4350 South Monaco Street               Treasurer               Treasurer of INVESCO Funds
Denver, Colorado                                               Group, Inc.; and Assistant
                                                                     Treasurer of INVESCO
Age: 43                                                      Distributors, Inc. Formerly,
                                                                 Assistant Vice President
                                                                             (1996-1997).

Tane T. Tyler                          Assistant             Vice President and Assistant
4350 South Monaco Street               Secretary               General Counsel of INVESCO
Denver, Colorado                    (since 2002)                        Funds Group, Inc.

Age: 38

* Except as otherwise indicated, each individual has held the position(s) shown for at least the last five years.

The Statement of Additional Information ("SAI") includes additional information about Fund directors and is available, without charge, upon request. To obtain a free copy of the current SAI, call 1-800-525-8085.

For dividends paid during the period ended August 31, 2003 and the year ended May 31, 2003, the Funds designate qualified dividend income to the maximum extent allowable.

[INVESCO ICON]  INVESCO (R)

1-800-525-8085
1-800-959-4246
Automated AIM Investor Line: 1-800-246-5463

AIMinvestments.com

Effective 7/1/03 A I M Distributors, Inc.,(SM) became the distributor of the retail INVESCO funds
11 Greenway Plaza, Suite 100, Houston, Texas 77046

This information must be preceded or accompanied by a current prospectus.

AAW    900529   9/03                                                  I-CBS-AR-I

ITEM 2.  CODE OF ETHICS


             INVESCO FUNDS GROUP, INC. & INVESCO DISTRIBUTORS, INC.
                      CODE OF ETHICS AND BUSINESS POLICIES
                                REVISED JULY 2002

                                  INTRODUCTION
                                  ------------

INVESCO's code of ethics and business policies adhere strictly to sound investment principles and practices and to the highest of ethical standards. Our policies are intended to ensure full conformity to the rules and regulations of our regulatory organizations.

The responsibility for following the policies and procedures rests with you, the employee. While INVESCO has a variety of procedures to oversee compliance, a conscientious, professional, and ethical attitude on your part will ensure that we fulfill the rules, regulations and business customs of our industry.

Every attempt has been made to cover all requirements, however, your good judgment is required for the success of INVESCO's compliance program. You should be familiar with the procedures and policies in this manual.

Occasionally, questions may arise which cannot be answered through this manual. In this instance, questions should be directed to the Legal & Compliance department.

Disciplinary sanctions such as suspension, with or without pay, or termination of employment may be imposed against any person who fails to adhere to the policies and procedures set forth in this manual.

On an annual basis, each INVESCO officer, director, and employee will be required to provide a written certification that he or she has read and understands the policies in the manual, recognizing that he or she is subject to the policies. In addition, on an annual basis each INVESCO officer, director, and employee will be required to certify in writing the disclosure of all personal securities transactions and reportable accounts.

     Questions regarding the contents of this manual should be directed to:

         Stephanie Barres, Director Broker Dealer Compliance, ext. 6475

               Jim Lummanick, Chief Compliance Officer, ext. 6526

                                 CODE OF ETHICS
                                 --------------

As members of an organization serving the public, all employees are guided in their actions by the highest ethical and professional standards.

1.   The  general  conduct  of all  employees  must  at all  times  reflect  the professional nature of the business we are in. INVESCO employees are judicious, accurate, objective and reasonable in dealing with both clients and other parties. The personal integrity of all employees must be beyond the slightest shadow of a doubt.
2. All INVESCO personnel must act within the spirit and the letter of all federal, state, and local laws and regulations pertaining to the securities business.
3. At all times, the interest of the client has precedence over any personal interest.
4. All officers, directors and employees shall obtain prior written approval before placing a securities transaction (as listed in the following INVESCO policies).
5. INVESCO personnel will not accept compensation of any sort for services, from any outside source without the permission of the CEO or their representative.
6. When personal interests conflict with the interests of INVESCO and its clients, the employee will report the conflict to the Legal & Compliance department for resolution.
7. Recommendations and actions of INVESCO are confidential and private matters between INVESCO and its clients. It is INVESCO's policy to prohibit, prior to general public release, the transmission, distribution or communication of any information regarding securities transaction of client accounts except to broker/dealers in the ordinary course of business.
8. No information obtained during the course of employment regarding particular securities (including reports and recommendations of INVESCO) may be transmitted, distributed, or communicated to anyone who is not affiliated with INVESCO. In addition, an employee in possession of this information may not use this information for their own personal gain.
9. The policies and guidelines set forth in this Code of Ethics must be strictly adhered to by all INVESCO employees. Severe disciplinary actions, including dismissal, may be imposed for violations of this Code, including the guidelines that follow.

                                FIDUCIARY CONDUCT
                                -----------------

The following principles will assist us as INVESCO and AMVESCAP employees in governing our conduct as fiduciaries:

1. AMVESCAP seeks to maintain the same high fiduciary standards throughout the world, even though those standards may not be legally required, or even recognized, in some countries.

2. Clients must be provided with timely and accurate information regarding their accounts.

3. Processes have been established for the proper maintenance, control and protection of client assets. Fiduciary assets must be segregated from AMVESCAP assets and property.

4. Fiduciary duties are delegated only when the client consents, and where permitted by applicable law. Reasonable care, skill and caution must be exercised in selection of agents and the review of their performance.

5. INVESCO and AMVESCAP are each responsible for making investment decisions on behalf of clients which conform to the prospectus, contract , or other controlling document.

6. INVESCO and all employees should seek open and responsive relationships with the various industry regulators.

                    GUIDELINES FOR AVOIDING PROHIBITED ACTS
                    ---------------------------------------

INVESCO employees are prohibited from the following ("Prohibited Acts"):

1. Soliciting or recommending purchases, sales or reinvestment in securities not in accordance with the client's investment objectives and guidelines.
2. Attempting to use their influence to cause any client account to purchase, sell or retain any securities for the purpose of seeking any form of personal gain.
3. Warranting the value or price of any security or guaranteeing its future performance.
4. Promising or representing that an issuer of securities will meet its obligations or will fulfill its investment or business objectives in the future.
5. Agreeing to protect a client against loss by repurchasing a security at some future time.
6.   Owning or taking title to any funds or assets of a client.
7. Maintaining a joint brokerage or bank account with any client; sharing any benefit, profit or loss resulting from securities transactions with any client; or entering into any business transaction with any client.
8. Borrowing money or securities from any client, regardless of the relationship between the client and INVESCO representative.
9. Owning, operating, managing or otherwise engaging in or being employed by any outside business activity on either a full-time or part-time basis without the prior written approval of the President or CEO or their representative.
10. Violating or failing to abide by INVESCO's policy designed to detect and prevent insider trading, and INVESCO policy regarding buying and selling AMVESCAP shares or ADRs.
11. Entering orders in any account for which there is no client. Any employee who becomes aware of any conduct which might violate the Prohibited Acts listed above, any laws or regulations, or improper or unauthorized actions, should report such conduct to their supervisor. Any questions about the conduct required by INVESCO should be directed to the Legal & Compliance department.

                               NEED-TO-KNOW POLICY
                               -------------------

  THIS POLICY IS TO BE READ IN CONJUNCTION WITH THE INVESCO PERSONAL SECURITIES
                               TRADING POLICIES.

In conjunction with the policies regarding insider trading and material information, INVESCO maintains a Need-to-Know Policy. This policy has been adopted to prevent even the appearance of impropriety.

As INVESCO diversifies its products and services, we must be aware that potential conflicts may arise. For instance, in the normal course of business with a retirement plan, INVESCO may receive confidential information about the plan's company (such as imminent lay-offs, poor earnings, etc.) that may be material to a portfolio manager holding the stock and trying to determine to buy or sell the securities.

In consideration of our professional responsibilities, and under law, INVESCO must not use nonpublic information improperly to benefit INVESCO, a client, or an individual. INVESCO personnel should always make every effort to avoid even the appearance of misusing nonpublic information.

In light of this, INVESCO employees who have nonpublic information must not disclose it to anyone who does not have a "need to know." This policy, also know as a "Fire Wall," is designed to keep the information confidential. While there may be times in which trading or other activities must be restricted, reliance on a successful operating Fire Wall allows INVESCO to minimize such restrictions. The Fire Wall permits INVESCO personnel in non-affected areas to continue to engage in activities involving a particular company's securities.

Under the Fire Wall policy, those on the "informed" side of the wall have a special duty to ensure that appropriate standards or confidentiality are maintained. For those on the "uninformed" side of the wall, a corresponding duty exists. All INVESCO personnel are prohibited from making any effort to obtain nonpublic information that may be in the possession of other parts of the organization. Again, INVESCO employees who have nonpublic information must not disclose it to anyone who does not have a need to know.

When material information is communicated, whether to other personnel or to those outside the organization, the second person is then "brought over the wall" and is then prohibited from effecting transactions in the concerned company securities until the information is made public. Therefore, extreme care should be taken to ensure that they are not put in a position of nonpublic information about other transactions that might prejudice or inhibit the appropriate performance of their other functions in their normal area of operation.

Any questions as to whether a piece of information is material or should not be communicated should be directed to the Legal & Compliance department of INVESCO.

                              ANTI-MONEY LAUNDERING
                              ---------------------

The attempted use of financial institutions and instruments to launder money is a significant problem that has resulted in the passage of strict laws in many countries. Money laundering attempts to disguise money derived from illegal activity including drug trafficking, terrorism, organized crime, fraud, and many other crimes. Money launderers go to great lengths to hide the sources of their funds. Among the most common stratagems are placing cash in legitimate financial institutions (such as mutual funds), layering between numerous financial institutions, and integrating the laundered proceeds back into the economy as apparently legitimate funds.

INVESCO maintains strict policies regarding this matter. Such policies are outlined in the Supervisory Procedures Manual and should be reviewed for compliance with such procedures. The manual may be obtained through the Legal & Compliance Department.

                                   AML Policy
                                   ----------

                                   ANTI-TRUST
                                   ----------

The laws of many countries are designed to protect consumers from illegal competitive actions such as price fixing and dividing markets. It is AMVESCAP's policy and practice to compete based on the merits of our products and services. We do not fix or control prices with competitors, divide up territories or markets, limit the production or sale of products, boycott certain suppliers or customers, unfairly control or restrict trade in any way, restrict a competitor's marketing practices, or disparage a competitor. We should never discuss products, pricing or markets with competitors with the intent to fix prices or divide markets.

                          INTERNATIONAL TRADE CONTROLS
                          ----------------------------

From time to time, various countries may impose restrictions upon the ability of businesses in their jurisdiction to engage in commerce with designated individuals, countries or companies. These laws are commonly referred to as boycotts or trade embargoes.

Similarly, many countries contribute the names of criminal or terrorist organizations or individuals to a common database and require financial institutions to screen customer lists against the database as part of their "Know Your Customer" obligations. We must be aware of and, where appropriate, adhere to any such restrictions.

                              GIFTS AND GRATUITIES
                              --------------------

This policy is in compliance with the National Association of Securities Dealers Regulation, Inc. (NASDR) Conduct Rule 3060 (a), which states:

No officer, director, or employee of INVESCO shall directly or indirectly accept in any one-year gifts, gratuities or favors in excess of $100 per individual per year from any one broker/dealer without the prior written approval of the Legal & Compliance Department.

In connection with the retail sale or distribution of shares of the INVESCO Funds products (retail, variable, etc.), no officer director, or employee covered by this policy may offer or pay to any broker/dealer anything of material value over $50, and no broker/dealer may solicit or accept anything of material value (over $50). See NASDR Conduct Rules 2820 & 2830.

Gifts or gratuities of any amount to any fiduciary of an existing or prospective ERISA account, or any associated person thereof, should be pre-approved in writing by the Legal & Compliance Department. The U.S. Department of Labor (DOL) has specific regulations regarding this issue which may necessitate a review for individual clients.

Lavish or frequent  entertainment may be considered a gift.

NASDR Rules require that the receipt of a gift or the giving of a gift must be documented. Recordkeeping for gifts received is maintained in the Legal & Compliance Department. Recordkeeping for National and Institutional Sales is maintained by the administrative group of that area and is to be available to regulators or Compliance upon request.

To report a gift, complete the GIFT REPORTING FORM and forward to Stephanie Barres, Mail Stop 50-101.

                          ACTIVITIES OUTSIDE OF INVESCO
                          -----------------------------

If you wish to accept a position with a corporation (public or private), charitable organization, foundation or similar group, you should seek prior approval. Submit a memorandum, detailing the proposed activity to your supervisor, the President or Chief Executive Officer and to the General Counsel. Please use the OUTSIDE ACTIVITIES FORM to report your proposed employment.

The memorandum should state the compensation or benefits, direct or indirect, that you will receive from your participation and the nature of the time commitment involved. These types of requests will be treated on a case-by-case basis with the interests of INVESCO and its clients being paramount.

                      PARTICIPATING IN A BOARD OF DIRECTORS
                      -------------------------------------

Employees may be asked to serve on the Board of Directors of another company, whether for profit or not-for-profit, charitable foundations, etc. Approval for such a position must be obtained.

If authorization to serve on the board of directors of a company is granted, the INVESCO officer, director or employee serving as a director shall refrain from any direct or indirect involvement in the consideration for purchase or sale and in the purchase or sale by any INVESCO client. For example, securities of the company of which the INVESCO officer, director or employee serves as a director, or any securities of an affiliate of such company, should not be purchased for INVESCO clients.

As an outside board member or officer, an employee may come into possession of material non-public information about the outside company, or other public companies. It is critical that a proper information barrier be in place between AMVESCAP business units and the outside organization, and that the employee does not communicate such information to other AMVESCAP employees or business units in violation of any such information barrier.

                                   GUIDELINES
                                   ----------

There is no absolute prohibition on an INVESCO employee participating in outside activities. As a practical matter, however, there may be circumstances in which it would not be in INVESCO's best interest to allow employees to participate in outside activities. The first consideration must be whether the activity will take so much of the employee's time that it will affect his or her performance. As important, however, is whether the activity will subject the employee to conflicts of interest that will reflect poorly on both him or her and INVESCO.

Our business is such that we must adhere strictly to the highest ethical standards and strive to avoid even the appearance of impropriety and conflict. It is impossible to anticipate every conflict that may arise, but activities should be limited to those that have the least probability of creating them. For example, serving on the board of a publicly traded company has clear potential for conflict, while serving on the board of a charitable organization generally does not normally pose a conflict.

Another consideration is that under the law, INVESCO and its employees must not use non-public material information improperly to benefit themselves or INVESCO's clients. It is conceivable, for example, that as an advisory board member, you may receive material non-public information about certain public companies. If this occurs, you would be prohibited from effecting transactions (either for your account or client accounts) until the information either is made available to the public or ceases to be material. You would also be required to keep the information confidential and, pursuant to our Code of Ethics and Insider Trading Policies, avoid using the information to effect trades.

Additionally, even if you are positive that you do not have any "insider information," unforeseen market events may make it look as if you did -- e.g., you sell securities of a company that subsequently reports an adverse event
(e.g., loss of a major customer, departure of key employees, etc.). It is virtually impossible to prove a negative -- that you didn't know about the event -- and it may make it difficult to win any lawsuit that is brought or to mitigate any resulting adverse publicity.

                              BUSINESS CARD POLICY
                              --------------------

It is the policy of INVESCO, that the business cards of the officers and employees of INVESCO be accurate, clear, and not misleading to the recipient. The SEC and NASDR categorize business cards as advertising material, and thus apply all general marketing rules to business cards. Accordingly, when developing and disseminating business cards, certain guidelines should be followed. Also, as with all advertising and marketing materials, approval should be obtained from the Legal & Compliance department.

Standard INVESCO business cards prepared by the Marketing Communications group meet all the necessary requirements. INVESCO Funds employees should only use business cards ordered from the Communications group.

All  business  cards  and  stationary  must  list  the  appropriate   Office  of
Supervisory Jurisdiction (OSJ) as registered with the NASD.

               ANTI-BRIBERY AND DEALINGS WITH GOVERNMENT OFFICIALS
               ---------------------------------------------------

Many of the countries in which AMVESCAP conducts its business prohibit the improper influencing of governmental officials by the payment of bribes, gifts, political contributions, lavish hospitality or by other means. Our policy requires adherence to those restrictions.

In general, all travel and entertainment we provide to governmental officials must be pre-approved within the appropriate AMVESCAP business unit. If approved, a written confirmation that such expenses do not violate local law must be obtained from an appropriate third party (e.g., the business unit's legal counsel or the government official's supervisor).

Gifts, other than those of nominal value, may not be given to or accepted from such officials. These prohibitions extend to any consultants or agents we may retain on behalf of AMVESCAP.

                EMPLOYEE POLITICAL AND CHARITABLE CONTRIBUTIONS
                -----------------------------------------------

INVESCO realizes, as active members of the community and involved citizens, its employees often participate in political and charitable projects and activities that may include donations and contributions by employees to political candidates or charitable organizations.

Although INVESCO encourages civic and community involvement by its employees, INVESCO desires to avoid any situation that raises a conflict of interest or that creates an appearance of impropriety in the context of INVESCO's business relationships. Specifically, this policy prohibits employees from making political or charitable contributions when the solicitation or request for such contributions implies that continued or future business with INVESCO depends on making such a contribution. Similarly, no contribution should be made that creates the appearance that INVESCO stands to benefit from a business relationship because of an employee's contribution.

We may not, under any circumstances, use Company funds to make political contributions without prior approval, nor may we represent our personal political views as being those of the Company.

                             CAMPAIGN CONTRIBUTIONS
                             ----------------------

Both federal and state campaign finance laws include limits on political contributions that employees may make. Under federal law, the maximum amount an individual may contribute to a political candidate is $1,000 per election. The limits imposed by state law vary.

All contributions made by employees must be entirely voluntary and should only be in an amount that is determined by the employee. Additionally, the contribution should be unlikely to influence the candidate's judgment regarding any continued or future business with INVESCO. No contributions should be made that create the appearance of any of the conflicts discussed. In no case may any contribution exceed the applicable federal or state limitations.

If an employee is unsure if a particular political contribution would be in compliance with this policy, they should consult the Legal & Compliance department.

                         CONTRACT RECORDKEEPING & REVIEW
                         -------------------------------

INVESCO requires that all contractual relationships entered into with unaffiliated entities be in writing, reviewed and approved by the Legal and Compliance Department, and fully executed by all parties. In addition, INVESCO monitors all current contracts for amendment to reflect changed circumstances, tracks the expiration date for timely renewal if necessary, superceding events, and other activities that could affect the contractual relationship.

INVESCO's Legal and Compliance Department has instituted procedures to ensure that these minimum requirements are fully met. All contracts should be submitted to the Legal & Compliance Department for review prior to signing the contract.

All signed original agreements entered into on behalf of INVESCO should be sent to the Legal & Compliance department for inclusion in the contract database and for disaster recovery purposes.

Only officers (Assistant Vice President, Vice President, and Senior Vice President) of INVESCO Funds Group, Inc., and of INVESCO Distributors, Inc., may sign contracts on behalf of INVESCO. Contact your department head to determine the appropriate officer to sign a contract.

                             PERFORMANCE DATA SOURCE
                             -----------------------

Mutual fund performance calculations provide a way to measure whether a mutual fund's investments are providing a profit to its shareholders. Performance measurement also offers a common basis for investors to compare one mutual fund against another mutual fund. To provide information that accurately reflects the financial status of a fund, the SEC and other industry organizations and accounting authorities specify various methods of computing mutual fund "performance." These methods include "total return" and "average annual return," among others.

In addition, the SEC and the NASD specify very strictly not only the performance calculation methods, but the way in which those calculations must be presented in prospectuses, advertising and sales literature, and indeed, in every communication of mutual fund "performance" to the public.

The SEC and other regulators impose penalties for violation of the various regulations relating to calculation and use of performance numbers. To ensure total compliance, INVESCO must strictly control the source and use of its mutual funds' performance statistics. The Financial Reports area of the INVESCO Portfolio Accounting Department is the sole source of INVESCO Mutual Fund performance calculations. Reference may be made to invescofunds.com website total return performance displays, as the Financial Reports department reviews this information on a daily and monthly basis.

ONLY FINANCIAL REPORTS' PERFORMANCE CALCULATIONS MAY BE USED OR REFERENCED BY ANY EMPLOYEE, CLIENT REPRESENTATIVE, OR OTHER PERSON IN ANY CAPACITY PURPORTING TO SPEAK ON BEHALF OF THE INVESCO MUTUAL FUNDS.

                                   COMPLAINTS
                                   ----------

The complaint process is governed by both the SEC and NASD. If a complaint is received in an official letter from the SEC, NASD, State or other regulatory organization, immediately send all original paperwork to Director of Broker Dealer Compliance in Legal & Compliance Department.

Complaints from shareholders are addressed through the Transfer Agency as outlined in INVESCO's Supervisory Procedures Manual.

Complaints regarding non-shareholder matters (for example, complaints regarding separately-managed accounts) are generally resolved by the Investment Division and/or Institutional Sales. The Legal & Compliance Department should be advised of the existence of such complaints and the ultimate resolution.

Employee's should ensure that all complaints are addressed in a timely fashion. Contact Legal and Compliance with questions regarding such items.

                         COMMUNICATIONS WITH REGULATORS
                         ------------------------------

It is the policy of INVESCO to cooperate fully with regulatory agencies. Most inquiries from regulators are of a routine nature. At the same time, however, even a casual inquiry from a regulatory agency may develop into a non-routine matter. This most often occurs due to misunderstandings over the information that the regulator is seeking, or statements made by people without a full knowledge of the facts. Moreover, even routine regulatory requests often involve interview with employees and production of records, which can be time-consuming. Finally, there have been instances in which persons have attempted to obtain confidential information by impersonating regulators. While such misrepresentation is blatantly illegal, it has occurred.

Our principal regulators - the Securities and Exchange Commission (SEC) and the National Association of Securities Dealers, Inc. (NASD) - are aware of the issues that their requests can raise. For that reason, the SEC, NASD and other regulators generally initiate their contacts with INVESCO through the Legal and Compliance Department. That way, the Legal and Compliance Department can ascertain quickly the scope of the inquiry and arrange to provide any information sought in a manner that is most efficient for the regulator and least disruptive to our business operations.

For these reasons, any contact by a regulatory agency must be referred immediately to the Chief Compliance Officer, Assistant General Counsel or
General Counsel. If the initial contact is made by telephone, simply and politely advise the caller that it is INVESCO's policy to direct any regulatory inquiry to the Legal and Compliance Department, and then transfer the call.

                        PENDING OR THREATENED LITIGATION
                        --------------------------------

INVESCO continuously strives to meet and exceed the highest standards in the conduct of its own business, and expects no less of the companies and personnel with which it has legal, commercial and investment relationships. However, the possibility always exists that INVESCO may become involved in litigation, either in its own respect or as a result of its advisory or other status with respect to the INVESCO Mutual Funds and its other investment accounts.

In virtually all instances, INVESCO receives formal notice of litigation by what is called "service of process." This is often done by hand delivery of the legal complaint and accompanying documents to the INVESCO offices, and, occasionally, by mail. When process is presented for service upon INVESCO Funds Group, INVESCO Distributors, Inc., the INVESCO Mutual Funds or other INVESCO affiliated entity, the INVESCO public receptionist is directed to call the INVESCO Legal & Compliance Department, which shall notify and direct an appropriate Company officer to accept such service on behalf of INVESCO. The INVESCO public receptionist and INVESCO mailroom are directed to forward to the INVESCO Legal & Compliance Department all litigation materials received via hand delivery, U.S. Postal Service, or any other delivery service.

INVESCO's General Counsel is responsible for all matters involving litigation initiated by or filed against INVESCO, although the General Counsel may delegate to selected Legal and Compliance Department staff such matters as the General Counsel deems appropriate and necessary. The General Counsel (or designee) shall coordinate with INVESCO's Company Affairs (Public Relations) department preparation and release of all litigation-related communications directed to the public. INVESCO's General Counsel reports on all pending, threatened or existing litigation to the executive management of INVESCO on a periodic basis, and as events develop, and shall proceed in litigation matters as the executive management of INVESCO may direct.

                  Corporate Information Systems Security Policy
                  ---------------------------------------------

This policy is an addendum to the IFG and IDI Code of Ethics and Business Policies Manual. All employees are responsible for the compliance with the Corporate Information Systems Security Policy.

Questions regarding this policy should be addressed with each employees department manager and then with their department's IT liaison.


                  INVESCO PERSONAL SECURITIES TRADING POLICIES

             (Substantially identical to the policies applicable to
                         all AMVESCAP entities Globally)

                       I. CORE PRINCIPLES (ALL EMPLOYEES)

     A. Employees have a duty to serve the best interests of clients and not to engage in conduct that is in conflict with such interests.

     B.   Employees are prohibited from misusing "inside information".

     C. Employees are permitted to acquire shares of AMVESCAP PLC ("AMVESCAP") through authorized share purchase schemes (including the AMVESCAP International Sharesave Plan) and otherwise in a manner consistent with applicable law.

     D. Employees are encouraged to invest in mutual funds, unit trusts and other collective investment vehicles sponsored by subsidiaries of AMVESCAP.

     E. Subject to certain exceptions set forth in these Policies employees are permitted to invest in other securities if they observe applicable laws and regulations and both the letter and spirit of these Policies.

             II. PROHIBITION AGAINST INSIDER TRADING (ALL EMPLOYEES)

     A. TERMS AND DEFINITIONS - As used in this Section II, certain key terms have the following meanings:

          1. "INSIDER" - The concept of "Insider" is broad, and includes at a minimum all directors, officers and employees of a company. Directors, officers and employees of AMVESCAP and its subsidiary companies are deemed to be Insiders of AMVESCAP. In addition, any person may be a temporary Insider if he/she enters into a special, confidential relationship with a company in the conduct of its affairs and, as a result, has access to non-public information developed for the company's purposes. Thus, any person associated with AMVESCAP or any of its subsidiaries may become a temporary Insider of a company which is advised by a subsidiary or for which a subsidiary performs other services. Temporary Insiders of a company may also include, for example, its attorneys, accountants, consultants and other agents, or employees of its bank lenders and major customers.

          2. "INSIDER TRADING" - While the law concerning "Insider Trading" is not static, it generally includes: (1) trading by an Insider while in possession of Material or Market/Price Sensitive Non-Public Information; (2) trading by non-insiders while in possession of Material or Market/Price Sensitive Non-Public Information either improperly obtained by the non-insider or disclosed to the non-insider by an Insider in violation of the Insider's duty to keep it confidential; and (3) communicating Material or Market/Price Sensitive Non-Public Information to others.

          3. "MATERIAL INFORMATION" (U.S. terminology) and "Market or Price Sensitive Information" (U.K. terminology) - These terms generally include (1) any information that a reasonable investor would likely consider to be important to making an investment decision; and (2) any information that is reasonably certain to have a substantial effect on the price of a company's securities.
               Examples of Material or Market/Price Sensitive Information include (but are not limited to) changes in dividends or dividend policy, earnings estimates or changes in previously released earnings estimates, developments concerning significant merger or acquisition proposals, developments in major litigation, and significant changes in management.

          4. "NON-PUBLIC INFORMATION" - Information is "non-public" until it has been effectively communicated to the market and the market has had time to "absorb" the information. For example, information found in a report filed with the Securities and Exchange Commission, or appearing in Dow Jones, Reuters Economic Services, The Wall Street Journal or other publications of general circulation would be considered public.

     B. GENERAL PROHIBITION - All Directors, officers and employees (including contract employees and part-time personnel) of AMVESCAP, its subsidiaries and affiliated companies worldwide, are prohibited from engaging in Insider Trading. This prohibition applies to both personal and client accounts.

     C. REPORTING OBLIGATION - Any Director, officer or employee (including any contract or part-time employee) who possesses or believes that he/she may possess Material or Market/Price Sensitive Non-Public Information about any issuer of securities must report the matter immediately to the Legal & Compliance department, which will review the matter and provide further instructions as to the appropriate handling of the information.

           III. POLICIES AND PROCEDURES GOVERNING PERSONAL SECURITIES
                             TRANSACTIONS GENERALLY

     A.   COVERED  PERSONS  - The  policies  and  procedures  set  forth in this
          Section III apply to Directors, officers and employees of AMVESCAP, its subsidiaries and affiliated companies ("AMVESCAP Companies") who are deemed to be "Covered Persons" as defined herein. The term "Covered Persons" includes all such Directors, officers and employees except those who have been determined to be "Exempt Persons" by the relevant management committee of an operating division of AMVESCAP or its designee ("Relevant Management Committee").

     B. EXEMPT PERSONS - An "Exempt Person" must meet all of the following criteria:

               1. Work in a position which is unrelated to any AMVESCAP Company's investment management, investment policy or investment strategy activities and who has no day-to-day access to information on current investment strategy, portfolio holdings and portfolio transactions;

               2. Demonstrate lack of day-to-day access to such information by factors such as physical separation (e.g. employment in a facility physically separated from the locations where investment-related activities occur) and lack of access to computer systems that would provide access to portfolio information;

               3. Annually sign a statement to the effect that such person has no actual access to such information, and that if he/she comes into contact with such information he/she will promptly notify the Legal & Compliance department who will determine, based on a review of the employee's circumstances, whether he/she may continue to be designated as an "Exempt Person".

                    NOTE: Each exempt person's status will be reviewed periodically by the Legal & Compliance Department. If any one of the above requirements is not met, the employee will immediately be considered to be a covered person.

     C. GENERAL POLICY

               1. Covered Persons may not engage in personal securities transactions that create an actual or potential conflict of interest with client trading activity. Thus Covered Persons have a fiduciary responsibility to ensure that all client trading activity in a security is completed before engaging in personal securities transact

               2. For purposes of this Section III the term "personal securities transaction" includes any transaction by a Covered Person for a "Covered Account", defined as any account: (a) in which a Covered Person has a direct or indirect financial interest; or (b) over which such Covered Person has direct or indirect control over the purchase or sale of securities. Such Covered Accounts may include, but are not limited to, accounts of a spouse, minor child, relative, friend, or personal business associate.

     D.   PRE-CLEARANCE REQUIREMENTS

               1.   General Requirement:

               a. A Covered Person may not engage in a personal securities transaction unless it has been pre-cleared by the Legal & Compliance department following a determination that the transaction does not give rise to an actual or potential conflict of interest with client activity in the same security. This determination shall not be made, and pre-clearance shall not be given, if there has been a client account transaction in the same security within seven (7) calendar days of the proposed personal securities transaction (the "7-Day Rule").

               b. Subject to oversight by the Relevant Management Committee, the Legal & Compliance department has responsibility for setting the policy for determining which client accounts will be matched against each Covered Person's personal securities transactions.

               c. The pre-clearance requirements and procedures set forth in this paragraph D apply to personal securities transactions in any security that is not the subject of an exception set forth in paragraph F below, and specifically apply to transactions in shares of AMVESCAP and to transactions in shares of closed-end investment companies and closed-end investment trusts managed by an AMVESCAP company.

               d. In the case of personal securities transactions involving the purchase or sale of an option on an equity security, the Legal & Compliance department will determine whether to pre-clear the transaction by matching the personal securities transaction against client account activity in both the option and the underlying security.

               e. It shall be the responsibility of the Legal & Compliance department following pre-clearance of a personal securities transaction, to monitor client account activity in the same security for the following seven (7) calendar days to determine whether the appearance of a conflict is present, either in conjunction with a particular transaction or as the result of a pattern of trading activity and, if so, whether any additional action (such as disgorgement of profits) is warranted.

          2. PRE-CLEARANCE PROCEDURES - The Legal & Compliance Department shall be responsible for setting appropriate procedures (and documentation) to carry out the pre-clearance requirements set forth in this paragraph D. These procedures shall include the following:

          a. A Covered Person must complete and submit to the Legal & Compliance department a pre-clearance request form setting forth details of each proposed personal securities transaction;

          b. The Legal & Compliance department will review the form and notify the covered person whether the request is authorized or denied (as time-stamped on the form).

               1.   Investment  Division  personnel  should seek final  approval
                    from  the  Chief  Investment   Officer;   and  Trading  Desk
                    personnel should seek approval from the Head Trader.

          c. The Covered Person is permitted to trade WITHIN ONE TRADING DAY following the date of approval. If the trade is not executed during the time period a new pre-clearance request form must be submitted.

          3.   DE MINIMIS EXEMPTION

               A pre-clearance request relating to a proposed personal securities transaction involving 2,000 or fewer shares (or 20 or fewer contracts, in the case of options) of an issuer that has at least US $1 billion (or non-US. currency equivalent) in market capitalization shall not be subject to the 7-Day Rule or other provisions of sub-paragraph D.1, provided that:

               (a) Any pre-clearance approval given for such transaction shall be valid for ten (10) calendar days only; and

               (b) The de minimis exemption may be used once every thirty (30) days for a specific security.

     E.   REPORTING REQUIREMENTS

          1. INITIAL REPORTS BY COVERED PERSONS - Within 10 days of commencement of employment each Covered Person must provide to the Legal & Compliance department a complete list of all of his or her Covered Accounts, including individual securities held within those accounts or in certificate form.
          2. REPORTS OF TRADE CONFIRMATIONS - Within (ten) 10 calendar days of settlement of each personal securities transaction, the Covered Person engaging in the transaction must submit or ensure their broker mails a duplicate copy of the broker-dealer confirmation for such transaction to the Legal & Compliance department. (Note:
               The duplicate confirmation must be generated by the broker-dealer and mailed directly to the legal/compliance department. Employee delivered Photostat copies are not acceptable unless requested by the Legal & Compliance department.)

          3. ANNUAL UPDATE AND CERTIFICATION - No later that February 1 of each year, each Covered Person must file with the legal/compliance department an annual account statement that lists, as of December 31 of each prior year, all Covered Accounts of such Covered Person and all securities holdings of such Covered Accounts. Annually, each Covered Person must execute and provide his/her legal/compliance department with a certificate of compliance with these Policies and any other personal trading policies then in effect which apply to such Covered Person.

     F.   EXCEPTIONS TO PRE-CLEARANCE AND REPORTING REQUIREMENTS

          1.   The   following   securities   are  not  subject  to  either  the
               pre-clearance requirements or the reporting requirements set forth in this Section III:

               a. Open-end mutual funds and open-end unit trusts, other than INVESCO Funds accounts.

               b. Variable annuities, variable life products and other similar unit-based insurance products issued by insurance companies and insurance company separate accounts.

               c.   U.S. (Federal)  Government  Securities,  and d. Money market
                    instruments   (as   defined   by  the  Legal  &   Compliance
                    department).

          2. INDEPENDENT DIRECTORS - Personal securities transactions of an Independent Director of AMVESCAP are not subject to either the pre-clearance or reporting requirements set forth in this Section III except with respect to personal securities transactions in the shares of AMVESCAP or shares of any closed-end investment company or investment trust served by such Independent Director in a Director or Trustee capacity. For purposes of this exception, the term "Independent Director" includes (a) any Director of AMVESCAP (i) who is neither an officer nor employee of AMVESCAP or of any AMVESCAP Company, or (ii) who is not otherwise "connected with" AMVESCAP or any AMVESCAP Company within the meaning of the London Stock Exchange Yellow Book;

          3. Personal securities transactions in the following are NOT SUBJECT TO THE PRE-CLEARANCE REQUIREMENTS set forth in this Section III BUT ARE SUBJECT TO THE REPORTING REQUIREMENTS:

                    o    INVESCO Funds mutual fund accounts;
                    o    Securities    acquired   through   automatic   dividend
                         reinvestment plans;
                    o Securities acquired through the receipt or exercise of rights or warrants issued by a company on a pro rata basis to all holders of a class of security;
                    o    A City Index (e.g., IG Index) (UK only);
                    o    Futures contracts;
                    o    Commodities contracts;
                    o Futures or Options on a stock market index, a foreign currency or commodity; and
                    o Exchange Traded Funds (ETFs) such as NASDAQ 100 shares, S & P Depository Receipts, etc.

          4. DELEGATED DISCRETIONARY ACCOUNTS - Pre-clearance is not required for transactions in a Covered Account as to which a Covered Person is not exercising power over investment discretion, provided that:

                    a. The Covered Account is the subject of a written contract providing for the delegation by the Covered Person of substantially all investment discretion to another party;

                    b. The Covered Person has provided the Legal & Compliance department with a copy of such written agreement and a Pre-Approval Request;

                    c. The Covered Person certifies in writing that he/she has not discussed, and will not discuss, potential investment decisions with the party to whom investment discretion has been delegated; and

                    d. The Covered Person complies with all reporting requirements outlined in paragraph E above, and also provides or makes provision for the delivery of monthly and/or quarterly statements of discretionary account holdings to the Legal & Compliance department.

               THE FOREGOING EXCEPTION FROM THE PRE-CLEARANCE REQUIREMENT DOES NOT APPLY TO TRANSACTIONS BY A DELEGATED DISCRETIONARY ACCOUNT IN SHARES OF AMVESCAP. All employees are required to notify parties to whom they have delegated investment discretion that such discretion may not be exercised to purchase shares of AMVESCAP and that any sales of AMVESCAP shares by a Covered Account which is the subject of delegated investment discretion are subject to the pre-clearance and reporting requirements set forth in this
               Section III and the policies and provisions set forth in Section IV below.

     G. RESTRICTIONS ON CERTAIN ACTIVITIES

     In order to avoid even the appearance of conduct that might be deemed contrary to a client's best interests, Covered Persons (other than Independent Directors of AMVESCAP) are subject to the following additional restrictions and prohibitions relating to certain investment activities and related conduct:

          1.   PROHIBITION  AGAINST TRADING IN SECURITIES ON "RESTRICTED LISTS":
               It is recognized that there may be occasions when AMVESCAP, an AMVESCAP Company, or a Covered Person who is a key executive of AMVESCAP or an AMVESCAP Company, may have a special relationship with an issuer of securities. In such occasions the Board of Directors of AMVESCAP or the Relevant Management Committee may decide to place the securities of such issuer on a "restricted list", to be maintained by the Legal & Compliance department. All employees are prohibited from engaging in any personal securities transactions in a security on a "restricted list".

          2. PROHIBITION AGAINST SHORT-TERM TRADING ACTIVITIES: Covered Persons are prohibited from profiting in an "opposite transaction" in the same security within 60 days of its purchase or sale. Generally, only those securities requiring pre-clearance are subject to this Short-Term Trading Prohibition. However, while options and futures transactions are generally not subject to this Short-Term Trading Prohibition, such transactions may not be used to circumvent the prohibition.

          3.   PROHIBITION  AGAINST SHORT SALES:
               Covered Persons are prohibited from engaging in short sales of securities.

          4.   PROHIBITION AGAINST PURCHASES IN INITIAL PUBLIC OFFERINGS:
               Covered Persons are prohibited from purchasing securities in initial public offerings except in those circumstances where different amounts of such offerings are specified for different investor types (e.g. private investors and institutional investors) and the purchase has been pre-cleared by the Legal &
               Compliance department on the basis that it is not likely to create any actual or potential conflict of interest.

          5. RESTRICTIONS ON THE PURCHASE OF RESTRICTED SECURITIES ISSUED BY PUBLIC COMPANIES:
               Generally, Covered Persons are discouraged from investing in restricted securities of public companies. A Covered Person may purchase such securities if the purchase has been pre-cleared by the Legal & Compliance department following a determination that the proposed transaction does not present any actual or potential conflict of interest.

          6.   RESTRICTIONS ON PRIVATE PLACEMENTS (INCLUDING HEDGE FUNDS):
               A Covered Person may not purchase or sell any security obtained through a private placement (including the purchase or sale of an interest in a so-called "hedge fund") unless such transaction has been pre-cleared by the Legal & Compliance department following a determination that the proposed transaction does not present any actual or potential conflict of interest.
               In addition, if a Covered Person owning securities of a privately held company knows that the company is proposing to engage in a public offering involving securities of that company (whether or not such securities are of the same class as the securities held by such Covered Person), he/she must disclose this information to the Legal & Compliance department which will determine whether further action should be taken.

          7.   PARTICIPATION IN INVESTMENT CLUBS:
               A Covered Person is prohibited from participating in an investment club unless such participation has been pre-cleared
               (form) by the Legal & Compliance department following its determination that the following conditions have been satisfied:

                    a. the Covered Person's participation does not create any actual or potential conflict of interest;

                    b.   the  Covered   Person   does  not  control   investment
                         decision-making for the investment club; and

                    c. the Covered Person has made satisfactory arrangements to ensure that duplicate trade confirmations of investment club activity and quarterly statements of investment club holdings are provided to the Legal & Compliance department by brokers acting on behalf of the investment club.

               Should the Covered Person contribute, but not necessarily control, investment decision-making for the investment club, all transactions by the investment club would be subject to pre-clearance.

               Note: Exemption from trading pre-clearance for Investment Club participation may be made by the Legal & Compliance department. Such account activity will be periodically reviewed and if deemed necessary, the pre-clearance exemption may be revoked at any time.

               THE FOREGOING EXCEPTION FROM THE PRE-CLEARANCE REQUIREMENT DOES NOT APPLY TO TRANSACTIONS IN SHARES OF AMVESCAP PLC. All employees are required to notify parties with whom they participate in investment clubs with, that the club may not purchase or sell shares of AMVESCAP without prior clearance, and such transaction in AMVESCAP shares by a Covered Account are subject to the pre-clearance and reporting requirements set forth in this Section III and the policies and provisions set forth in
               Section IV below.

     IV.  TRANSACTIONS IN SHARES OF AMVESCAP PLC

                                 (ALL EMPLOYEES)

          A. Personal securities transactions in shares of AMVESCAP PLC by Directors, officers and employees of AMVESCAP and the AMVESCAP Companies are governed by AMVESCAP's Share Dealing Code (the "Code", a copy of which is attached hereto) adopted in accordance with requirements of the London Stock Exchange. The Code is incorporated by reference and made a part of these Policies so that a violation of the Code is also deemed a violation of these Policies. Among other provisions the Code generally prohibits all trading in AMVESCAP shares during certain defined "closed periods" which are typically two calendar months before annual results and earnings announcements and one calendar month before quarterly results and earnings announcements.

          B.   The  prohibitions  against  insider  trading  set forth  above in
               Section II of these Policies and the pre-clearance and reporting provisions set forth above in Section III of these Policies apply to personal securities transactions in shares of AMVESCAP.

          C. The foregoing provisions apply to all Directors, officers and employees of AMVESCAP, including both Covered Persons and Exempt Persons as defined in Section III, and apply to all personal securities transactions by or for the benefit of such persons, including transactions in discretionary accounts maintained for such persons.

          AMVESCAP OPTIONS AND SHARES TRANSACTIONS

               Purchases and sales of AMVESCAP shares (including ordinary shares and ADRs) is any INVESCO or AMVESCAP employee benefit accounts are subject to controls enforced by the plan administrator. Accordingly, these transactions are not subject to pre-clearance. ANY OTHER PURCHASES AND SALES OF AMVESCAP ORDINARY SHARES AND ADRS, HOWEVER, ARE SUBJECT TO PRE-CLEARANCE UNDER THE ABOVE RULES AND PROCEDURES.

               Additionally, except as part of an INVESCO or AMVESCAP employee benefit program, Covered Persons are prohibited from engaging in any transactions in options on AMVESCAP securities.

     V.   ADMINISTRATION OF POLICIES (ALL EMPLOYEES)

          A. WITH THE EXCEPTION OF PART IV ABOVE, administration of these Policies is the responsibility of the various Legal & Compliance departments within the AMVESCAP group, subject to general oversight by the Relevant Management Committees.

          B. RESPONSIBILITY for the administration of these Policies as they relate to transactions in AMVESCAP shares (Part IV above) rests jointly with the AMVESCAP Company Secretary, responsible for interpretations of the Code; its Group Compliance Officer, responsible for determinations made in the event of possible violations of the Code or of these Policies; and its various Legal & Compliance departments, responsible for pre-clearance and reporting of transactions. In any event, responsibility for these Policies as they pertain to trading in AMVESCAP shares is subject to general oversight by the AMVESCAP Board of Directors.

          C.   ADMINISTRATIVE RESPONSIBILITY FOR THESE POLICIES INCLUDES:

               1. The authority to adopt such forms and procedures as may be appropriate to implement these Policies;

               2. The authority to recommend and to implement policies that are more restrictive than those set forth in these Policies;

               3. The authority, on a case by case basis, and to a limited extent, to approve exceptions from any of the prohibitions, restrictions or procedures set forth in Part III of these Policies; and

               4. The authority to review violations of the Policies and to recommend to the Relevant Management Committee (or to the AMVESCAP Board of Directors in the case of violation of the Policies set forth in Part IV), such penalties and sanctions as may be appropriate under the circumstances.

          D.   EXCEPTIONS - Where  exceptions are approved under  subparagraph C
               (3) above, a determination shall be made, in the case of each such exception, that it is consistent with the Core Principles set forth in Section I of these Policies and that it does not create an actual or potential conflict of interest. The approval of the exception and the circumstances surrounding such approval shall be noted in writing and reported to the Relevant Management Committee at the next available opportunity.

          E.   PENALTIES AND SANCTIONS

               1.   Persons  who are  found to have  violated  the  prohibitions against Insider Trading set forth in Section II of these Policies may be subject to severe penalties and sanctions including, but not limited to, disgorgement of profits and suspension or termination of employment. These penalties and sanctions shall be in addition to any penalties that may be imposed by law, including (a) civil injunctions; (b) revocation of licenses and registrations; (c) substantial fines; and/or (d) imprisonment.

               2. Persons who are found to have knowingly violated any of the other provisions of these Policies, including the pre-clearance and reporting requirements, the restrictions against certain defined activities and the rules governing trading in shares of AMVESCAP, shall be subject to a range of possible sanctions including, among other actions: (a) required special education or training; (b) letters of admonition or censure; (c) restrictions on further personal securities transactions; (d) disgorgement of profits; and
                    (e) reassignment, demotion, suspension or termination of employment.


               POLICY FOR DIRECTOR AND EMPLOYEE PERSONAL DEALINGS

                    IN THE SHARES AND OPTIONS OF AMVESCAP PLC

                          (AMVESCAP POLICY 07/18/2001)

                                  INTRODUCTION

The London Stock Exchange requires all listed companies to adopt a share dealing policy and procedures designed to prevent members of the Board of Directors and employees from improperly using material non-public information. We must comply with this policy if we wish to deal in the Ordinary Shares, American Depository Receipts ("ADRs"), or exercise share options of AMVESCAP PLC.

                          PERSONS COVERED BY THE POLICY

All members of the AMVESCAP PLC Board of Directors, Executive Board, and all employees are subject to this policy. In addition, all "connected persons" of Board members or employees are also covered.

Persons connected to directors or employees includes:

     o    Our spouses;

     o Our dependent children under the age of 18 (including adopted, illegitimate or step-children);

     o Any body corporate, or other business entity, with which the director or employee is "associated" i.e., where 20% or more of the equity share capital or voting power is controlled by the director or employee and their connected persons;

     o The trustees of any trust where the beneficiaries of the trust include any of the above connected persons (with the exception of employee share schemes and pension schemes);

     o Our business partners i.e., a person or business entity with which we share a mutual economic interest under an agreement to share that interest.

                               DEALING PROCEDURES

All of our transactions in AMVESCAP PLC ordinary shares or ADRs must be approved in advance, including those in plans or trusts sponsored by the Company. Members of the Board of Directors and Executive Board must obtain prior clearance from the Group Compliance Officer. Employees must obtain approval in accordance with the personal share dealing policies in effect in their business unit. Generally this will mean seeking approval via their local compliance team which will be notified by the Company Secretary of any dates when employees are not free to deal. Details of "close periods", namely periods when employees are not free to deal, are also circulated to all employees on the internal e-mail system.

All of our options transactions, including those through plans or trusts sponsored by the Company, must also be approved in advance. Members of the Board of Directors, Executive Board members, and employees must obtain approval from the Group Company Secretary. The Request for Authorization to Deal Form must be used for dealing in shares and ADRs. The Application Form for the Purpose of Exercises of Share Options must be used for options transactions. We are obligated to inform our connected persons that they are also subject to these requirements. Any dealing they may do must be approved as described above.

                               PROHIBITED DEALINGS

In order to prevent even the appearance of impropriety, we must be careful to deal in AMVESCAP shares or options only when not in possession of material non-public information. This includes, but is not limited to the following:

     o No share dealing within two months before the Company announces its annual results or dividends;

     o    No  share  dealing  within  one  month  before  the   announcement  of
          semi-annual or quarterly results;

     o The exercise of an option or right to purchase under an employee share scheme is generally not permissible where the final exercise date falls within the above periods, although certain transactions may be permissible depending upon the circumstances. In any event, if you are unsure as to your ability to exercise an option you should contact the Company Secretary;

     o No short term or day trading of shares or ADRs, i.e. purchases and sales within a 30 day period.

Any questions regarding this policy or procedures should be referred to the Group Compliance Officer or Group Company Secretary.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT


The Audit Committee of the Boards of Directors of the INVESCO Mutual Funds is composed of four of the Fund's directors who are not affiliated with the Funds' investment adviser. All members are independent. The Board has determined that each of the Committee members is "financially literate" and that at least two members have "accounting or related financial management expertise" as used in the New York Stock Exchange definitions of the terms.

Under the recently enacted Sarbanes-Oxley Act, if the Boards of Directors have not determined that an "audit committee financial expert," a new term defined by the SEC and based on criteria contained in the Act, is serving on the Audit Committee, it must disclose this fact and explain why it does not have such an expert. The Boards of Directors have determined that none of the members of the Audit Committee meet the technical requirements of the definition. Moreover, the Boards believe that for the following reasons it is not necessary for registered investment companies such as the Funds, with an audit committee that meets the New York Stock Exchange requirements of financial literacy, to have a "financial expert" as a member of the committee.

     1. The financial statements of and accounting principles applying to registered investment companies such as the Funds are relatively simple, straightforward and transparent compared to operating companies. The significant accounting issues are valuation of securities and other assets (regulated under the Investment Company Act of 1940 and computed daily), accrual of expenses, allocation of joint expenses shared with other entities such as insurance premiums and disclosures of all related party transactions. Equally important is a knowledge of the tax laws applying to registered investment companies. None of the accounting issues involving corporate America that have received recent publicity such as sophisticated derivative transactions and special purpose entities are present in financial reporting for registered investment companies.

     2. During the years that the Funds has been filing financial reports under the 1940 Act since their inception, there has never been a requirement for a financial report or statement to be restated.

     3. The current members of the Audit Committee have the experience of 23.5 years serving on this Audit Committee and in the Boards' judgement, through this experience and experience with other public corporation's financial affairs, they have an understanding of the relevant generally accepted accounting principles governing the Funds' financial statements, tax laws applying to the Funds, the Funds internal accounting controls and audit committee functions necessary to satisfy the objectives of the Sarbanes-Oxley Act with respect to the financial statements, auditing process and internal controls of the Funds.

     4. The Audit Committee has the capability of employing a consultant who satisfies the technical definition of a "financial expert" and will do so from time to time if circumstances warrant."


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable to this filing.

ITEM 5.  [RESERVED]

ITEM 6.  [RESERVED]

ITEM 7.  NOT APPLICABLE

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES

     (a) Based on their evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant's President and Treasurer & Chief Financial and Accounting Officer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

     (b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to the significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS

     (a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

          Not  applicable to this filing.

     (b) A separate certification for each principal executive officer and principal financial officers of the Registrant as required by Rule 30a-2 under the Act.

         "Attached hereto"

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto authorized.

INVESCO COMBINATION STOCK & BOND FUNDS, INC.


By:         /s/ Raymond R. Cunningham
            ------------------------------------------------------------
            Raymond R. Cunningham, President and Chief Executive Officer

Date:       October 31, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto authorized.

INVESCO COMBINATION STOCK & BOND FUNDS, INC.


By:         /s/ Ronald L. Grooms
            --------------------------------------------------------------------
            Ronald L. Grooms, Treasurer & Chief Financial and Accounting Officer

Date:       October 31, 2003